U.S. SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                               FORM 8-K/A

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                OF THE SECURITIES EXCHANGE ACTS OF 1934

   Date of Report (date of earliest event reported) December 29, 2000

                       THAON COMMUNICATIONS, INC.
                 -------------------------------------
   (Exact Name of small business issuer as Specified in its Charter)

                                 Nevada
                 --------------------------------------
             (State or Other Jurisdiction of Incorporation)

      0-30583                                      87-0622329
------------------------------            --------------------------------------
(Commission File Number)                  (I.R.S. Employer Identification No.)

    1529 West Olympic Boulevard, First Floor, Los Angeles, CA 90015
--------------------------------------------------------------------------------
           (Address of Principal Executive Office)(Zip Code)

                             (213) 252-7050
   ---------------------------------------------------------------------------
             Issuer's Telephone Number, Including Area Code

                                  N/A
--------------------------------------------------------------------------------
       (former Name or Former Address, Changed Since Last Report)



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Item 2.  Acquisition or Disposition of Assets

On December 29, 2000, Thaon Communications, Inc. (the "Company") acquired all of the outstanding stock of PTS TV, Inc., a Texas corporation ("PTS"), in exchange for 2,000,000 shares of Series A convertible preferred stock of the Company. The Company also placed in escrow 1,000,000 shares of Series A convertible preferred stock, which are deliverable subject to attainment of at least a specific gross revenue and pre tax net income target for the year ended December 31, 2001 by PTS. As of December 4, 2001, the Company did not believe such performance targets would be realized or such shares released from escrow. The preferred stock was valued at $2.25 per share, which approximates the per share market price of the common stock of the Company at the time of acquisition. The Company acquired PTS from Adam Anthony, Richard Anthony, Mark Jones and Chuck Cody. Pursuant to this acquisition, Adam Anthony and Mark Jones were appointed to the Company's board of directors and Adam Anthony became the Company's president and CEO. The acquisition was accounted for by the purchase method of accounting. The results of operations of PTS and the estimated fair value of assets acquired and liabilities assumed are included in the financial statements from the date of acquisition. The Company has allocated the excess purchase price over the fair value of net tangible assets acquired to goodwill amounting to $5,871,861.

On April 10, 2001, the Company consummated the acquisition of all of the outstanding stock of Legal Broadcast Company ("LBC") in exchange for 1,000,000 shares of Series B convertible preferred stock. The Company also agreed to issue one share of its Series B preferred stock for each dollar of the LBC's pre-tax income as audited, during each of the twelve-month periods ending on December 31, 2001 and 2002. The maximum number of shares under such arrangement that could be issued is up to 1,000,000 shares Series B preferred stock. One of LBC's previous shareholders and its president, Doug Mondo, was appointed to the Company's board of directors following this acquisition. Under the agreement, Doug Mondo also received 200,000 restricted shares of common stock of the Company and was issued an additional 200,000 restricted shares of common stock six months after the closing, for taking a seat on the Management Advisory Board of the Company. Pursuant to the agreement, the Company issued 339,600 shares of its restricted common stock to a related party of LBC in exchange of settlement of debt amounting to $424,500. The Company agreed to reserve 235,000 shares of its restricted common stock for issuance to individual key employees. The acquisition was accounted for by the purchase method of accounting. The results of operations of LBC and the estimated fair value of assets acquired and liabilities assumed are included in the financial statements from the date of acquisition. The Company has allocated the excess purchase price over the fair value of net tangible assets acquired to goodwill amounting to $4,251,446.

On October 11, 2001, the Company realized that, due to an insufficient number of shares of authorized but unissued common stock, it was incapable of satisfying the conversion demands of certain holders of Series A and B Preferred Stock ("Converting Shareholders"). To resolve this issue fairly and expeditiously, the Board and the Converting Shareholders agreed that the Company would issue in lieu of the Series A and B Preferred Stock, shares of a new Series D Preferred Stock which would possess the rights and preferences that preserved the spirit of the LBC and PTS transactions. Accordingly, the Company issued


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new Series D Preferred Stock in lieu of the Series A and B Preferred Stock. The
Series D Preferred Stock possesses the following rights and preferences:

      CONVERSION. The Series D Preferred shall, at the option of the holder thereof, at any time be convertible into that number of fully paid and nonassessable shares of the common stock of the Corporation, equal to the par value of the shares of Series D Preferred Stock being converted plus accrued but unpaid dividends, divided by 95% of the Market Price (defined as, as of any date, the average of the daily closing price for the five consecutive trading days ending on such date) of the Corporation's common stock at the time of conversion.

      LIQUIDATION RIGHTS. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation, the holders of the Series D Preferred shall be entitled to receive $1.00 per share before the holders of Series E Preferred Stock and Series F Preferred Stock and before the holders of common stock receive any amount as a result of a liquidation, dissolution or winding up of the corporation. The liquidation rights of Series D Preferred holders shall be subordinate to each sequentially earlier series, to include, but not be limited to, Series A Preferred, Series B Preferred, and Series C Preferred Stock. The purchase or redemption by the corporation of stock of any class, in any number permitted by law, shall not for the purpose of this paragraph be regarded as a liquidation, dissolution or winding up of the corporation.

      VOTING. The Series D preferred shall have full voting rights, and shall be entitled to vote 25 votes per each share on all matters, voting together with the common stock and Series A, B and C stock, as a class.

      DIVIDENDS. The holders of the shares of Series D Preferred shall be entitled to receive dividends at the rate of 6% per annum payable yearly in shares of the corporation's common stock.


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Item 7.     Financial Statements and Exhibits

The financial statements required hereby have been previously filed.

The following exhibits are attached hereto.

Exhibit No.       Page        Description of Exhibit
-----------       ----        ----------------------
10(i)             6           Stock Purchase Agreement by and between PTS
                              TV, Inc., Castpro.com, Inc., and Thaon
                              Communications, Inc.

10(ii)            55          Stock Purchase Agreement by and between Legal
                              Broadcast Company and Thaon Communications,
                              Inc.



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                               SIGNATURES

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated this 5th day of December 2001.

                           Thaon Communications, Inc.



                           By: /s/ Robert McNeil
                              -----------------------------------
                               Robert McNeil, CFO


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                             EXHIBIT INDEX

Exhibit No.       Page        Description of Exhibit
10(i)             6           Stock Purchase Agreement by and between PTS
                              TV, Inc., Castpro.com, Inc., and Thaon
                              Communications, Inc.

10(ii)            55          Stock Purchase Agreement by and between Legal
                              Broadcast Company and Thaon Communications,
                              Inc.





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                           STOCK PURCHASE AGREEMENT

            THIS STOCK PURCHASE AGREEMENT is made and entered into as of November 10, 2000, by and between the individuals listed in Schedule A attached hereto ("Sellers"), and CastPro.com, Inc., A Nevada corporation (the "Purchaser").
                             W I T N E S S E T H:
                             --------------------

            WHEREAS, the Sellers own an aggregate of 1,000 shares of the common stock of PTS TV, a Texas corporation (the "Company"), which constitute all of the issued and outstanding shares of the Company's capital stock; and

            WHEREAS, the Sellers wish to sell to the Purchaser all of such common shares (the "Shares") of the common stock of the Company pursuant to the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the Purchaser and the Sellers hereby agree as follows:

                                  ARTICLE I.

                          Purchase and Sale of Stock

            Section 1.01 Purchase and Sale of Stock. Subject to the terms and conditions hereof, on the Closing Date (as defined below) the Sellers agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Sellers, the Shares:

            (a) In exchange for 2,000,000 shares of Purchaser's Class A convertible preferred stock, par value $1.00 per share (the "Preferred Stock"), which Preferred Stock shall be delivered to the Sellers pro rata, in proportion to the Seller's current ownership of Company common stock. The Preferred Stock shall the rights, preference and restrictions set forth on the Certificate of Determination attached hereto as Schedule B.

            (b) At the Closing (as hereinafter defined) Purchaser will deposit with an escrow agent agreeable to Sellers and Purchaser pursuant to an escrow agreement in the form attached hereto as Exhibit A (the "Escrow Agreement"), one million shares of Preferred Stock, which shares would be delivered to the Sellers (pro rata in proportion to their current ownership of Company common stock) upon attainment by the Company of gross revenues of at least $24 million during the twelve-month period ending December 31, 2001, and at least $1 of pre-tax net income for the same period as audited. If the above-mentioned pre-tax net income and revenues are not achieved, the one million shares of Preferred Stock will be delivered from escrow back to Purchaser.

            (c) Purchaser agrees to issue to the Sellers (pro rata in proportion to their current ownership of Company common stock) one share of its common stock for each dollar of the Company's pre-tax income, as audited, during each of the two twelve-month periods ending on December 31, 2001 and 2002. Any and all stock issued under this Section 1.01(c) shall be delivered by Purchaser to Sellers within 60 days after the end of each respective calendar year. The Sellers shall receive a maximum under this provision of 7.5 million shares of common stock combined for both calendar years stated above.

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            (d) Purchaser shall, until after December 31, 2002, cause the
      Company to operate independently and to maintain its separate corporate identity.

            (e) For purposes of this Agreement, "pre-tax income" of the Company for each of the years ended December 31, 201 and 2002 shall mean its aggregate earnings net of losses from operations, after deduction of all appropriate expenses, charges and reserves, but before adjustment for federal, state, and local income or franchise taxes. Pre-tax income shall be determined in accordance with the Company's generally accepted accounting principles, consistently applied per an audit by the firm of independent certified public accountants engaged by the Purchaser for its audit ("Purchaser's Accountants"); provided, however, that in determining such pre-tax income:

                  (i) pre-tax income shall be computed without regard to
            "extraordinary items" of gain or loss as that term shall be defined in GAAP;

                  (ii) pre-tax income shall not include any gains, losses or profits realized from the sale of any assets other than in the ordinary course of business;

                  (iii) no deduction shall be made for any management fees,
            general overhead expenses or other intercompany charges, of whatever kind or nature, charged by the Purchaser to the Company, except that the Purchaser may charge interest on any loans or advances made by the Purchaser to the Company in connection with its business operations at a rate of 8% per annum;

                  (iv) no deduction shall be made for legal or accounting fees and expenses arising out of this Agreement; and

                  (v) the purchase and sales prices of goods and services sold by the Company to the Purchaser or its affiliates or purchased by the Company from the Purchaser or its affiliates shall be adjusted to reflect the amounts that the Company would have realized or paid if dealing with an independent party in an arm's length commercial transaction.

            (f) Time of Determination.

                  (i) The pre-tax income of the Company shall be determined
            promptly after the close of each of the 2001 and 2002 fiscal years by an audit conducted by Purchaser's Accountants. Copies of their reports setting forth their computation of the pre-tax income of the Company shall be submitted in writing to the Sellers and the Purchaser and, unless either Sellers or the Purchaser notifies the other within 20 business days after receipt of the report that its objects to the computation of pre-tax income set forth therein, the reports shall be binding and conclusive for the purposes of this Agreement. The Sellers shall have access to the books and records of the Company and to Purchaser's Accountants' workpapers during regular business hours to verify the computation of pre-tax income made by Purchaser's Accountants.

                  (ii) If either a Seller or the Purchaser notifies the other in writing within 20 business days after receipt of Purchaser's Accountants' report that it objects to the computation of the pre-tax income set forth therein, the amount of pre-tax income


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            for the fiscal year for which such report relates shall be determined by negotiation between the Sellers and the Purchaser. If the Sellers and the Purchaser are unable to reach agreement within 20 business days after such notification, the determination of the amount of pre-tax income for the period in question shall be submitted to a mutually agreeable third party firm of independent certified public accountants ("Special Accountants") for determination, whose determination shall be binding and conclusive on the parties. If the Special Accountants determine that the pre-tax income has been understated by 5% or more, then the Purchaser shall pay the Special Accountants' fees, costs and expenses. If pre-tax income has not been understated or has been understated by less than 5%, then the Sellers shall pay the Special Accountants' fees, costs and expenses.

            Section 1.02 Closing Date. The consummation of the purchase and sale of the Shares hereunder (the "Closing") shall be held at the offices of CastPro.com, Inc., located at 11300 West Olympic Boulevard, Suite 730, Los Angeles, CA 90064 at 10:00 AM (Local Time) on December 15, 2000, or at such other time and place as the Sellers and the Purchaser may mutually agree (the "Closing Date").

                                 ARTICLE II.

                Representations and Warranties of the Sellers

            Section 2.01 Representations of Each of the Sellers. Each of the Sellers represents and warrants to the Purchaser that the following is true and correct as of the date hereof and shall be true and correct as of the Closing Date. The representations and warranties of the Sellers set forth in this Section 2.01 are several obligations, meaning that the particular Seller making the representation and warranty will be solely responsible therefor to the extent provided in Section 6.02 hereof for loss, etc. the Purchaser may suffer as a result of any breach thereof:

            (a) Existence. The Company is a corporation duly organized and validly existing under the laws of Texas.

            (b) Authorization; No Violation. The execution, delivery and performance by each Seller of this Agreement are within such Sellers powers, have been duly authorized by all necessary action, and do not contravene in any material respect any Requirement of Law or Contractual Obligation of Sellers. As used herein, "Requirement of Law" shall mean, as to any Person, the certificate of incorporation and bylaws or other organizational or governing documents of such Person, if applicable, and any law, treaty, rule or regulation, or determination of an arbitrator or any court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. As used herein, "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound. As used herein, "Person" shall mean an individual or any corporation, association, partnership, joint venture, estate, trust or other legal entity, including any Governmental Authority. As used herein, "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.


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            (c) Government and Other Consents. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made, and no consent of any third party is required to be obtained by, each Seller for the due execution, delivery and performance by each Seller of this Agreement.

            (d) Enforceable Obligations. This Agreement has been duly executed and delivered on behalf of each Seller and constitutes the legal, valid and binding obligation of each of the Sellers enforceable against each Seller in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

            (e) No Litigation. No claim, action, suit, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of each Seller, threatened by or against each Seller with respect to the Company, this Agreement or any of the transactions contemplated hereby. To the best of Sellers' knowledge, no judgment, order, writ, injunction, decree or award issued by any Governmental Authority is applicable to any Seller which affects any of the Shares, the Company, this Agreement or any of the transactions contemplated hereby.

            (f) Ownership of the Shares. Each Seller is the owner of record and beneficially of the number of issued and outstanding shares listed in Schedule C. All of the Shares are free and clear of any liens, claims and encumbrances (collectively, "Encumbrances"). Each Seller has the right to transfer title to the Shares to the Purchaser. There are no commitments, agreements or rights relating to the purchase, sale or other disposition of the Shares or any interest therein (including, without limitation, any subscription agreement, preemptive right or right of first refusal). None of the Shares are subject to any voting trust, voting agreement, or other similar agreement or understanding with respect to the voting or control thereof, nor is any proxy in existence with respect to any of the Shares. Upon the sale of the Shares to the Purchaser pursuant to this Agreement, the Purchaser will own the Shares free and clear of all Encumbrances.

            (g) Disclosure. No representation or warranty made by Sellers in this Agreement and in any schedule or exhibit hereto, to the best knowledge of Sellers, contains any untrue statement of material fact or omits any material fact in order to make the statements made and information contained therein as of the date hereof not misleading.


            (h) Brokers, Finders. The Seller has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Purchaser could become liable or obligated.

            Section 2.02 Representations of the Sellers as to the Company. Each Seller represents and warrants to the Purchaser that the following is true and correct with respect to the Company as of the date hereof and shall be true and correct as of the Closing Date. The representations and warranties set forth in this Section 2.02 are several obligations, meaning that the particular Seller making the representation and warranty will be solely therefor to the extent provided in Section 6.02 hereof for loss, etc. the Purchaser may suffer as a result of any breach thereof:


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            (a) Organization, Standing and Qualification of the Company. The
      Company is a corporation duly organized, validly existing and in good standing under the laws of Texas and the Company has all necessary corporate power and authority to engage in the business in which it is presently engaged. The Company has not qualified to do business as a foreign corporation in any state other than California. Sellers have delivered to the Purchaser true, correct and complete copies of the certificate of incorporation and bylaws of the Company, and all amendments thereto.

            (b) Capital Structure of the Company. The authorized capital stock of the Company consists of 1,000 shares of no par value common stock, of which 1,000 shares are issued and outstanding. No other class or series of capital stock of the Company is or has been authorized, nor has the Company authorized or issued, nor does it have outstanding, any other securities (including, without limitation, options, warrants, conversion privileges or other rights, contingent or otherwise, to purchase any capital stock or other securities of the Company). All of the Shares are duly authorized, validly issued, fully paid and non-assessable. All of the Shares were issued in compliance with all applicable Requirements of Law (including securities laws) and in compliance with the certificate of incorporation and bylaws of the Company. There are no outstanding subscriptions for any securities to be issued by the Company.

            (c) No Violation of Statute or Breach of Contract. To the best knowledge of the Sellers, the Company is not in default under, or in violation of, (a) any material applicable Requirement of Law, or (b) any material Contractual Obligation. The Company has not received notice that any Person claims that the Company has committed such a default or violation.

            (d) Government and Other Consents. No consent, authorization, license, permit, registration or approval of, or exemption or other action by, any Governmental Authority is required to be obtained or made, and no consent of any third party is required to be obtained by the Company in connection with the execution and delivery of this Agreement or with the consummation of the transactions contemplated hereby.

            (e) Effect of Agreement. The execution and delivery of this Agreement by the Sellers, performance of the obligations of the Sellers hereunder and consummation of the transactions contemplated hereby will not (i) result in a breach or violation of any Requirement of Law applicable to the Company; (ii) result in the breach of, or be in conflict with, any term, covenant, condition or provision of, any Contractual Obligation of the Company; or (iii) result in the creation or imposition of any Encumbrance upon any assets of the Company.

            (f) Financial Statements. The audited balance sheet and income statement of the Company as of December 31, 1998, December 31, 1999, and September 30, 2000, to be procured and paid for by the Purchaser and approved by the Sellers (the "Financial Statements") shall be complete and accurate and fairly present the assets and liabilities of the Company as of the dates and for the periods therein specified.

            (g) Assets and Business. The Company owns the tangible assets listed in Schedule D (plus tangible assets acquired after the date hereof and minus tangible assets disposed of in the ordinary course of business after the date hereof) free and clear of all Encumbrances

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      except as set forth in Schedule D, as such Schedule may be amended to include Encumbrances attaching after the date hereof to tangible assets acquired after the date hereof.

            (h) Absence of Undisclosed Liabilities. Except as included in the Financial Statements and except for liabilities which arise after the date of the Financial Statements in the ordinary course of business, to the best of Sellers' knowledge, the Company does not have any material debt, liability, or obligation as of the Closing Date of any nature, accrued, absolute or contingent, due or to become due, liquidated or unliquidated (each, "Undisclosed Liability"). For purposes of this subsection 2.01(h), a liability shall be deemed to be material if it exceeds 5% of the Company's assets as shown on the Financial Statements.

            (i) Tax Returns and Payments. All income tax returns, federal, state, local, foreign and other, including, without limitation, all federal income tax returns and reports for each fiscal year of the Company through the fiscal year ended December 31, 1999 required to be filed by and/or on behalf of the Company in respect of any income taxes (including without limitation all foreign, federal, state, county and local income taxes) have been filed, and the Company has paid all income taxes shown thereon as owing except where the failure to file or to pay income taxes would not have a material adverse affect on the financial condition of the Company. There are no deficiency assessments against the Company with respect to any foreign, federal, state, local or other taxes. There are no outstanding agreements or waivers extending the period of limitation applicable for assessment or collection for any federal, state, local or foreign tax, or for the filing of any tax return, in respect of the Company for any period. Neither the federal tax returns nor any state, county, local or foreign tax returns of the Company have in the past been audited by the Internal Revenue Service or any other taxing authority. The Sellers have heretofore made available to the Purchaser copies of all federal, state, local and foreign tax returns or reports of the Company filed prior to the Closing Date. To Sellers' best knowledge, all tax returns filed by or on behalf of the Company are materially true, correct and complete. To the best knowledge of the Sellers, all taxes that the Company is or was required to withhold or collect (including, without limitation, payroll taxes) have been duly withheld or collected and paid to the proper Governmental Authority.

            (j) Contracts. Attached hereto as Schedule E is a list of all written agreements and contracts to which the Company is a party or by which it is bound (the "Contracts"). Sellers have no reason to believe the Contracts are not valid, legally binding and enforceable in accordance with their terms and are in full force and effect. Copies of the Contracts have been delivered to the Purchaser.

            (k) Litigation. Except as set forth on Schedule F, no claim, action, suit, or other proceeding against the Company is pending or, to the knowledge of Sellers, is threatened before or by any court, administrative or regulatory body, or other Governmental Authority. The Sellers know of no investigation of the Company by any administrative agency of any federal, state or local government. No judgment, order, writ, injunction, decree or award issued by any Governmental Authority is applicable to the Company.

            (l) Accounts, Powers of Attorney. There are no persons holding a power of attorney on behalf of the Company or otherwise holding the right to act as an agent on behalf of the Company. Schedule G lists the names and addresses of each bank or other financial


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      institution in which on the date hereof the Company has an account, deposit or safe-deposit box, including the number of each such account, deposit and safe-deposit box.

            (m) Insurance. Except as set forth in Schedule H, there are no insurance policies maintained by or on behalf of the Company in effect on the Closing Date.

            (n) No Subsidiaries or Joint Ventures. The Company does not own, directly or indirectly, beneficially or of record, or have any obligation to acquire, any stock of, or other equity or ownership interest in, any Person. The Company is not a party to or involved in any joint venture.

            (o) Accounts Receivable. Schedule I shall be completed by the Company on the Closing date to include a complete and accurate list of all accounts receivable of the Company as of the Closing Date.

            (p) Minute Books. All stock books, stock ledgers and minute books of the Company have been made available to Purchaser for review.

            (q) Employees. The Company has approximately twenty-five employees and except as set forth on Schedule J, no employee benefit plans or pension plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA") or any incentive, bonus, stock option, stock appreciation or parachute program or any other type of employee compensation arrangement or program. Neither the Company nor any employee benefit or pension plan previously maintained by the Company has any unsatisfied liability or obligation to any former employee of the Company or in connection with any employee benefit or pension plan or any incentive, bonus, stock option, stock appreciation or parachute program.

            (r) Toxic Wastes; Employee Safety, etc.

      (i) Definitions. For purposes of this Agreement, the following capitalized terms shall have the meanings set forth below:

            a) "Hazardous Substances" shall mean any chemical, compound, material, mixture, living organism or substance that is now or hereafter defined or listed in, or otherwise classified or regulated in any way pursuant to, any Environmental Laws as a "hazardous waste," "hazardous substance," "hazardous material," "extremely hazardous waste," "infectious waste," "toxic substance," "toxic pollutant" or any other formulation intended to define, list, or classify substances by reason of deleterious properties, including without limitation, ignitability, corrosivity, reactivity, carcinogenicity or toxicity, such materials to include without limitation, oil, waste oil, petroleum waste petroleum, polychlorinated biphenyls (PCBs), asbestos, radon, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas).

            b) "Environmental Laws" shall mean applicable federal, state, or local laws, including without limitation, common law, statutes, rules, regulations, codes


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


                  or ordinances, requirements under licenses, permits, franchises, approvals or contracts, orders, demands, decrees, judgments, directives, injunctions and requirements of any other governmental authority, relating to the protection of health, safety or the environment.

      (ii) Neither the Sellers nor the Company are in actual or alleged violation of any Environmental Laws, arising from the Sellers or the Company's ownership, operation or use of any property prior to the Closing Date, or arising from their ownership, operation or use of any of their other current or former assets or businesses.

      (iii) To the Sellers' knowledge, no property currently or formerly owned, operated or used by the Company or any property to which the Company may have transported, treated or disposed or arranged for the transport, treatment or disposal of Hazardous Substances is listed as a site on the National Priorities List (as defined in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended) or comparable federal, state or local list of sites of environmental concern. In addition, to the Sellers' knowledge, none of such sites are or have been the subject of any remediation, removal, cleanup, investigation, response action, claim, judgment or enforcement action regarding any actual or alleged presence of Hazardous Substances.

      (iv) To the Sellers' knowledge, the Company has not received any written notice or report of any releases of Hazardous Substances on, under, from or into any property formerly owned, operated or used by the Company during the time of its ownership, operation or use or, to the knowledge of the Sellers, prior to the Company's ownership, operation or use.

      (v) To the best of Sellers' knowledge, there are no civil, criminal or administrative actions, suits, demands, claims, hearings, proceedings or notices pending or, threatened against the Company under any Environmental Laws, including without limitation, those related to any allegations of economic loss, personal injury, illness or damage to real or personal property or the environment. To the Sellers' knowledge, there are no facts or circumstances which are reasonably likely to give rise to such a claim.

      (vi) The Company is not a party or a successor in interest to any contract or agreement, including without limitation, any purchase agreements, leases, indemnities or guaranties, pursuant to which the Company has assumed or agreed to be responsible for any current or contingent liabilities with respect to any Hazardous Substances or any matters under Environmental Laws.

            (s) Permits, Licenses, Etc. No franchise, license, permit, certificate, authorization, right or other approval issued or granted by any Governmental Authority to or for the benefit of the Company is in existence or effect, except for the Company's incorporation in Texas, the Company's authorization to transact business in California as a foreign corporation, and the Company's certificate of occupancy to occupy its offices.

            (t) Officers; Directors. Schedule K contains a complete and correct list of all of the officers and directors of the Company.

                                 ARTICLE III.

               Representations and Warranties of the Purchaser

            Section 3.01The Purchaser hereby represents and warrants to the Sellers as follows:

                  (a) Existence. The Purchaser is a corporation duly organized and validly existing under the laws of the State of Nevada.

                  (b) Authorization; No Violation. The execution, delivery and performance by the Purchaser of this Agreement are within the Purchaser's corporate powers and have been duly authorized by all necessary action, and do not contravene in any material respect any Requirement of Law or Contractual Obligation of the Purchaser.

                  (c) Government Authorization. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made by the Purchaser for the due execution, delivery and performance by the Purchaser of this Agreement.

                  (d) Enforceable Obligations. This Agreement and the Voting
            Agreement and employment agreements (provided for in Sections 4.02(d) and (e), respectively, when executed) have been duly executed and delivered on behalf of the Purchaser and constitute the legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

                  (e) No Litigation. No claim, action, suit, investigation or other proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Purchaser, threatened by or against the Purchaser with respect to this Agreement or any of the transactions contemplated hereby.

                  (f) Brokers, Finders.  The Purchaser has not retained any
            person to act on its behalf as a broker or finder in connection with the purchase of the Shares.

                  (g) Investment Intent. The Shares are being acquired by the
            Purchaser for its own account and not with a view to distribution within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser acknowledges that there is no existing public market for the Shares and that no registration statement relating to the Shares has been filed under the Securities Act or any applicable state securities laws, and that the Shares must be held by it for an indefinite period of time unless the Shares are subsequently registered under the Securities Act and state securities laws or unless an exemption from any such applicable registration requirement is available, and the Purchaser acknowledges that there is no assurance or obligation as to any such registration or exemption.

                                 ARTICLE IV.

                            Conditions to Closing

            Section 4.01 Conditions to Purchaser's Obligations. The obligation of the Purchaser to purchase the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

            (a) Representations and Warranties Correct; Performance of Obligations. The representations and warranties made by the Sellers in
      Article II hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date. The Sellers shall have performed in all material respects all obligations and conditions herein required to be performed or observed by them on or prior to the Closing Date.
            (b) Qualifications. All actions and steps necessary to assure compliance with applicable federal and state securities laws shall have been duly obtained and shall be effective on and as of the Closing, except for such filings as are required or permitted by state or federal securities laws subsequent to the Closing.

            (c) Dividends. The Company shall not have declared or paid any dividend or otherwise changed its capitalization between the date hereof and the Closing Date.

            (d) Audited Financial Statements. Purchaser shall have received and approved the Financial Statements. The Purchaser agrees that it is the Purchaser's sole obligation to pay for such audit and that neither the Sellers nor the Company shall have any liability for such expense.

            Section 4.02Conditions to Obligations of the Sellers. The Sellers' obligation to sell the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

            (a) Representations and Warranties Correct; Performance of Obligations. The representations and warranties of the Purchaser in
      Article III hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date, and the Purchaser shall have performed in all material respects all obligations and conditions herein required to be performed by it on or prior to the Closing Date.

            (b) Incumbency Certificate of the Purchaser. The Sellers shall have received a certificate of the Purchaser in its capacity as Secretary of the Purchaser, certifying the names and signatures of officers of the Purchaser authorized to sign this Agreement and the other documents to be delivered hereunder on behalf of the Purchaser.

            (c) Escrow Agreement. The Escrow Agreement shall have been executed by the Purchaser, the Sellers and the escrow agent and the shares of Preferred Stock shall have been deposited in escrow pursuant thereto.

            (d) Voting Trust Agreement. A Voting Trust Agreement in form and substance acceptable to the Sellers shall have been executed by the Sellers and the Purchaser, providing for the voting by a trustee selected by the Sellers of the shares of the Company.

            (e) Employment Agreements. Employment Agreements in form and substance acceptable to the Sellers shall have been executed by the Sellers and the Company.

            (f) Audited Financial Statements. Sellers shall have received and approved the Financial Statements.

                                  ARTICLE V.

                              Closing Deliveries
            Section 5.01 Sellers' Deliveries. At the Closing, in addition to any other documents or agreements required under this Agreement, the Sellers shall deliver or cause to be delivered to the Purchaser the following:

            (a) Stock certificates evidencing the Shares duly endorsed in blank, or accompanied by stock powers duly executed in blank, in a form reasonably satisfactory to the Purchaser.

            (b) Copies of all consents and approvals obtained, and all registrations, qualifications, declarations, filings and notices made, by the Sellers pursuant to Section 4.01(b) hereof.

            (c) All records, documents and files of the Company including, without limitation, all minute books, stock records and internal accounting records.

            (d) Such other documents, assignments, instruments of conveyance and certificates as reasonably may be required by the Purchaser to consummate this Agreement and the transactions contemplated hereby.

            Section 5.02 Purchaser's Deliveries. At the Closing, in addition to any other documents or agreements required under this Agreement, the Purchaser shall deliver to the Sellers the Preferred Stock in accordance with the instructions of Sellers, together with. such other documents as reasonably may be required by the Sellers to consummate this Agreement and the transactions contemplated hereby and the Purchaser shall deliver one million shares of Preferred Stock to the Escrow Agent.

                                 ARTICLE VI.

                 Survival of Representations; Indemnification

            Section 6.01 Survival of Representations. The parties agree that, notwithstanding any right or ability of the Purchaser fully to investigate the affairs of the Company, any knowledge of facts determinable by the Purchaser pursuant to such investigations or right of or ability to investigate, the Purchaser has the right to rely fully upon the representations, warranties, covenants and agreements of the Sellers contained in this Agreement and on the accuracy of any schedule, exhibit, document or certificate annexed hereto. All representations and warranties of the parties contained herein shall survive the Closing until the expiration of the time periods set forth in
      Section 6.04.

            Section 6.02 Indemnification by the Sellers.

            (a) Subject to the provisions of this Article VI, each Seller shall indemnify and hold harmless the Company, the Purchaser and their affiliates and the officers, partners, directors, employees, agents, owners, successors and assigns thereof from such Seller's Allocable Portion of any loss, damage, liability or expense, including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses incurred in connection with any action, suit or proceeding against any thereof ("Adverse Consequence") incurred or suffered by such party and arising out of or resulting from (i) any material breach of any representation or warranty contained in Article II of this Agreement (provided, however, that the Sellers shall not be deemed to have breached the provisions of Section 2.01(g) unless the Sellers are also liable to the Purchaser under Section 10b-5 of the Securities Exchange Act of 1934 or Section 12(2) of the Securities Act of 1933), (ii) any material breach of any covenant made by Sellers hereunder, or (iii) any lawsuit or other proceeding or claim brought by any third party after the Closing against the Company, the Purchaser, or any of their respective officers, partners, directors, employees, agents, owners, successors and assigns with respect to any acts or omissions of the Company prior to the Closing For purposes of this Section 6.02(a), the term "material" means a breach which would have a material adverse effect on the Company's business, taken as a whole. Notwithstanding the provisions of this Section 6.02(a), the Sellers shall not have any obligation to indemnify and hold harmless the Purchaser from and against any Adverse Consequences caused by the breach of any representation or warranty or covenant of the Sellers contained in this Agreement (i) until the Purchaser has suffered Adverse Consequences for which the purchaser is afforded indemnification under
      Section 6.02 in excess of a $75,000 ($115,000 of the shares provided from Section 1.01(b) are delivered from escrow to the Sellers) aggregate deductible (after which point the Sellers will be obligated only to indemnify the Purchaser from and against further losses) or thereafter,
      (ii) to the extent the Adverse Consequences suffered by the Purchaser by reason of all such breaches exceeds a $2,000,000 ($3,000,000 if the shares provided for in Section 1.01(b) are delivered from escrow to the Sellers) aggregate ceiling (after which point the Sellers have no obligation to indemnify and hold harmless the Purchaser from and against further such Adverse Consequences. The term "Allocable Portion" with respect to a Seller means the number of Shares owned by such Seller divided by the number of Shares owned by all Sellers.

            (b) Anything to the contrary contained herein notwithstanding, in the event of liability of any or all the Sellers to the Purchaser under this Article VI, the Sellers may discharge such liability by transferring to the Purchaser shares of Preferred Stock which shall be deemed to have a value per share equal to the average public trading price of the Purchaser's common stock during the 20 trading days prior to such transfer, but not less than $1 per share.

            Section 6.03 Indemnification by the Purchaser. The Purchaser shall indemnify and hold Sellers harmless from any loss, damage, liability or expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses) in connection with any action, suit or proceeding brought against Sellers, either jointly or severally, incurred or suffered by Sellers and arising out of or resulting from (i) any breach of any representation, warranty, or covenant made by the Purchaser hereunder, or (ii) any lawsuit or other proceeding or claim brought by a third party after the Closing against one or more of the Sellers with respect to any acts or omissions of the Purchaser or the Company after the Closing.

            Section 6.04 Time Periods. The indemnification obligations under this Article VI shall continue for the periods specified below and shall terminate with the expiration of such respective periods:

            (a) as to representations and warranties set forth in Section 2.01(f), such representations and warranties shall survive the Closing indefinitely;

            (b) as to representations and warranties set forth in Section 2.02(i), until the lapse of the statute of limitations applicable to the matters described therein;


            (c) as to all other representations and warranties and breaches of any other covenant or undertaking, for two (2) years after the Closing Date.

Any claim or demand against any Sellers or the Purchaser of which notice has been given pursuant to Section 6.06 at or prior to the expiration of the related period shall continue to be subject to indemnification hereunder notwithstanding the expiration of such period.

            Section 6.05 Notice Claim. Purchaser, on the one hand, and each of the Sellers, on the other hand, shall promptly notify the other of any claim, suit or demand of which the notifying party has actual knowledge which entitles it to indemnification under this Article VI, provided, however, that the delay or failure of any party required to provide such notification shall not affect the liability of the indemnifying party hereunder except to the extent the indemnifying party is harmed by such delay or failure.

            Section 6.06 Defense. If the liability or claim for which indemnification under this Article VI is sought is asserted by a third party, the indemnifying party shall have, at its election, the right to defend any such matter at its sole cost and expense through counsel chosen by it and reasonably acceptable to the indemnified party (provided that the indemnifying party shall have no such right if it is contesting its liability under this Article VI). If the indemnifying party so undertakes to defend, the indemnifying party shall promptly notify the indemnified party hereto of its intention to do so. The indemnifying party shall not, without the indemnified party's written consent, settle or compromise any claim or consent to an entry of judgment which does not include as an unconditional term thereof a release of the indemnified party.

            Section 6.07 Cooperation and Conflicts. Each party agrees in all cases to cooperate with the indemnifying party and its counsel in the defense of any such liabilities or claims. The indemnifying party and the indemnified party or parties may be represented by the same counsel unless such representation would be inappropriate due to conflicts of interest between them. In addition, the indemnified party or parties shall at all times be entitled to monitor and participate in such defense through the appointment of counsel of its or their own choosing, at its or their own cost and expense.

                                 ARTICLE VII.

                                Miscellaneous

            Section 7.01 Waiver. Any extension or waiver with respect to any agreement or condition contained herein or the breach thereof shall be valid only if set forth in a separate instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any such rights.

            Section 7.02 Further Assurances. The Sellers jointly and severally agree, without further consideration, to execute and deliver following the Closing such other instruments of transfer and take such other action as the Purchaser may reasonably request in order to put the Purchaser in possession of, and to vest in the Purchaser, good and valid title to the Shares free and clear of any Encumbrances in accordance with this Agreement and to otherwise consummate the transactions contemplated by this Agreement.

            Section 7.03 Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties hereto with regard to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements and understandings, oral or written, among the parties hereto with respect to such subject matter. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived only with the written consent of the parties hereto.

            Section 7.04 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law, rule or regulation or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

            Section 7.05 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally, mailed by first- class mail, postage prepaid, or sent by reputable overnight courier service addressed (a) if to the Purchaser, at the Purchaser's address set forth on Section 1.02 hereto or at such other address as such Purchaser shall have furnished to the Sellers by 10 days' notice in writing, with a copy to (b) if to any Sellers, at the addresses set forth on Exhibit B hereto, or such other address as such Sellers shall have furnished to the Purchaser by 10 days' notice in writing.

            Section 7.06 Expenses. All costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and consummation of the transactions contemplated hereby shall be paid by the party incurring such costs and expenses; however, the Company shall pay, at the Closing, the legal fees and disbursements of legal counsel to the Sellers and the Purchaser shall pay for the audit of the Company.

            Section 7.07 Governing Law; Jurisdiction. This Agreement shall be governed in all respects by the laws of the State of California without application of principles of conflicts of laws. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in any state or federal court located in the State of California, County of Los Angeles, and each of the parties consents to the jurisdiction of such courts in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

            Section 7.08 Benefit of Agreement; Assignment. This Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. This Agreement may not be assigned by operation of law or otherwise by the Purchaser without the express written consent of the Sellers (which consent may be granted or withheld in the sole discretion of the Sellers). Notwithstanding the foregoing, this Agreement and the rights hereunder may be (i) assigned as collateral security to any lender of funds to the Company, and (ii) assigned by the Purchaser after the Closing to the beneficial owners of the Purchaser or to any subsequent purchaser or other holder of all or a portion of the Shares, provided that in no event shall the Purchaser be relieved from its obligations hereunder in connection with any such assignment.

            Section 7.09 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY OR AGAINST IT ON ANY MATTERS WHATSOEVER, IN CONTRACT OR IN TORT, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

            Section 7.10 Titles and Subtitles. The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            Section 7.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            Section 7.12 Representation Disclaimer. Sellers shall not be deemed to have made to Purchaser any representation or warranty other than as expressly made by Sellers in Article II hereof. Without limiting the generality of the foregoing, and notwithstanding any otherwise express representations and warranties made by Sellers in Article II hereof, Seller makes no representation or warranty to Purchaser with respect to:

            (a) any projections, estimates or budgets heretofore delivered to or made available to Purchaser of future revenues, expenses or expenditures or future results of operations; or

            (b) except as expressly covered by a representation and warranty contained in Article II hereof, any other information or documents (financial or otherwise) made available to Purchaser or its counsel, accountants or advisers with respect to the Company.

            Section 7.13 Purchaser's Due Diligence Investigation. Purchaser has had over 60 days (such period, "Purchaser's Due Diligence Period") in which to conduct its confirmatory due diligence. During such Purchaser's Due Diligence Period, Purchaser and its accountants, consultants, and advisers have been permitted to review the premises, facilities, books and records and contracts of the Company, and to conduct interviews with the Company's senior management regarding the business, operations, financial condition and results of operations of the Company, for the purpose of confirming the accuracy of the representations and warranties of Sellers contained herein. Purchaser had the right, at any time during the Purchaser's Due Diligence Period, at Purchaser's sole discretion and without any liability or obligation, to terminate all negotiations with the Sellers, except for the Purchaser's obligation to pay for an audit of the Company.

            Section 7.14 Sellers' Due Diligence Investigation. Sellers have had over 60 days (such period, "Sellers' Due Diligence Period") in which to conduct its confirmatory due diligence. During such Sellers' due diligence period, Sellers and their accountants, consultants, and advisers were permitted to review the premises, facilities, books and records and contracts of the Purchaser, and to conduct interviews with the Purchaser's senior management regarding the business, operations, financial condition and results of operations of the Company, for the purpose of confirming the accuracy of the representations and warranties of Purchaser contained herein. Sellers had the right, at any time during the Sellers' Due Diligence Period, at Sellers' sole discretion and without any liability or obligation, to terminate all negotiations with the Purchaser.

            Section 7.15 Press Releases and Public Announcements. No party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the Purchaser and the Sellers; provided, however, that any party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing party will use its efforts to advise the other parties prior to making the disclosure).

            Section 7.16 Holding Period. The Purchaser agrees that, for purposes of Securities and Exchange Commission Rule 144, the holding period with respect to all shares of Purchaser common stock delivered to the Sellers under this Agreement, whether pursuant to conversion of shares of Preferred Stock or otherwise, commences on the date of the Closing and that upon the expiration of one year thereafter (or any shorter period included in any amendment to Section (d) of Rule 144), upon compliance with the other requirements of Rule 144, as amended, such shares may be publicly sold. Upon the expiration of two years after the Closing (or any shorter period included in any amendment to Section (k) of Rule 144), the Purchaser shall remove all restrictive legends from certificates evidencing shares of Preferred Stock and common stock issued upon the conversion thereof.

            Section 7.17 Capital for the Company. The Sellers have disclosed to the Purchaser that the Company is in need of $1,000,000 in capital. As a material inducement to the Sellers to enter into this Agreement, the Purchaser has represented to the Sellers that the Purchaser will conduct a private placement of its common stock (the "Offering") in order to raise funds for the Company. Accordingly, promptly after the execution of this Agreement, the Purchaser shall conduct the Offering and use its best efforts to raise capital, at least one-third of which (not to exceed $1,000,000) will be loaned to the Company on an interest-only basis at 6% per annum if raised before the Closing. The loan will be converted to capital at the Closing. If the Closing fails to occur, the loan will be repaid in 20 equal quarterly installments of principal and interest, with the first payment commencing on April 1, 2001. If the offering closes after the Closing, at least one-third of the funds raised (not to exceed $1,000,000) will be contributed by the Purchaser to the Company as capital.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth in the heading hereof.

                                    CastPro.com, Inc.


                                    By:   ________________________________



                                          --------------------------------
                                          Adam Anthony


                                          --------------------------------
                                          Mark W. Jones


                                          --------------------------------
                                          Richard Anthony


                                          --------------------------------
                                          Chuck Cody

                           STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT is made and entered into as of March 16th, 2001, by and between the individuals listed in Schedule A attached hereto ("Sellers"), and Thaon Communications, Inc., A Nevada corporation (the "Purchaser").

                             W I T N E S S E T H:
                             --------------------

      WHEREAS, the Sellers own an aggregate of 2,000,000 shares of the common stock of Legal Broadcast Company, a Nevada corporation (the "Company"), which constitute all of the issued and outstanding shares of the Company's capital stock; and

      WHEREAS, the Sellers wish to sell to the Purchaser all of such common shares (the "Shares") of the common stock of the Company pursuant to the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the Purchaser and the Sellers hereby agree as follows:

                                 ARTICLE XXXIII.

                          Purchase and Sale of Stock

            Section 33.01 Purchase and Sale of Stock. Subject to the terms and conditions hereof, on the Closing Date (as defined below) the Sellers agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Sellers, the Shares:

            (a) In exchange for 1,000,000 shares of Purchaser's Class B convertible preferred stock, par value $1.00 per share (the "Preferred Stock"), which Preferred Stock shall be delivered to the Sellers pro rata, in proportion to the Seller's current ownership of Company common stock. The Preferred Stock shall the rights, preference and restrictions set forth on the Certificate of Determination attached hereto as Schedule B.

            (b) Purchaser agrees to issue to the Sellers (pro rata in proportion to their current ownership of Company common stock) one share of its Class B Preferred Stock for each dollar of the Company's pre-tax income, as audited, during each of the two twelve-month periods ending on December 31, 2001 and 2002. Any and all stock issued under this Section 1.01(c) shall be delivered by Purchaser to Sellers within 60 days after the end of each respective calendar year. The Sellers shall receive a maximum under this provision of 1,000,000 million shares of Class B Preferred Stock combined for both calendar years stated above.

            (c) For purposes of this Agreement, "pre-tax income" of the Company for each of the years ended December 31, 2001 and 2002 shall mean its aggregate earnings net of losses from operations, after deduction of all appropriate expenses, charges and reserves, but before adjustment for federal, state, and local income or franchise taxes. Pre-tax income shall be determined in accordance with the Company's generally accepted accounting principles, consistently applied per an audit by the firm of independent certified public accountants engaged by the Purchaser for its audit ("Purchaser's Accountants"); provided, however, that in determining such pre-tax income:

                  (i) pre-tax income shall be computed without regard to
            "extraordinary items" of gain or loss as that term shall be defined in GAAP;

                  (ii) pre-tax income shall not include any gains, losses or profits realized from the sale of any assets other than in the ordinary course of business;

                  (iii) no deduction shall be made for any management fees,
            general overhead expenses or other intercompany charges, of whatever kind or nature, charged by the Purchaser to the Company, except that the Purchaser may charge interest on any loans or advances made by the Purchaser to the Company in connection with its business operations at a rate of 8% per annum;

                  (iv) no deduction shall be made for legal or accounting fees and expenses arising out of this Agreement; and

                  (v) the purchase and sales prices of goods and services sold by the Company to the Purchaser or its affiliates or purchased by the Company from the Purchaser or its affiliates shall be adjusted to reflect the amounts that the Company would have realized or paid if dealing with an independent party in an arm's length commercial transaction.

      (d) Time of Determination.

                  (i) The pre-tax income of the Company shall be determined
            promptly after the close of each of the 2001 and 2002 fiscal years by an audit conducted by Purchaser's Accountants. Copies of their reports setting forth their computation of the pre-tax income of the Company shall be submitted in writing to the Sellers and the Purchaser and, unless either Sellers or the Purchaser notifies the other within 20 business days after receipt of the report that its objects to the computation of pre-tax income set forth therein, the reports shall be binding and conclusive for the purposes of this Agreement. The Sellers shall have access to the books and records of the Company and to Purchaser's Accountants' workpapers during regular business hours to verify the computation of pre-tax income made by Purchaser's Accountants.

                  (ii) If either a Seller or the Purchaser notifies the other in writing within 20 business days after receipt of Purchaser's Accountants' report that it objects to the computation of the pre-tax income set forth therein, the amount of pre-tax income for the fiscal year for which such report relates shall be determined by negotiation between the Sellers and the Purchaser. If the Sellers and the Purchaser are unable to reach agreement within 20 business days after such notification, the determination of the amount of pre-tax income for the period in question shall be submitted to a mutually agreeable third party firm of independent certified public accountants ("Special Accountants") for determination, whose determination shall be binding and conclusive on the parties. If the Special Accountants determine that the pre-tax income has been understated by 5% or more, then the Purchaser shall pay the Special Accountants' fees, costs and expenses. If pre-tax income has not been understated or has been understated by less than 5%, then the Sellers shall pay the Special Accountants' fees, costs and expenses.

            (e) In exchange for taking a seat on the Thaon Management Advisory Board, Doug Mondo ("Mondo") shall receive 200,000 restricted common shares of Thaon Stock at closing and 200,000 additional restricted common shares of Thaon Stock six (6) months after the closing if he retains his seat on the Thaon Management Advisory Board.

            (f) The Purchaser agrees to issue 339,600 shares of its restricted common stock to The Cardomon Group, Inc. (Cardomon) in settlement of a note payable in the amount of $424,500 that the company owes to Cardomon. Cardomon has agreed to accept this settlement as payment in full for the note. This agreement is attached hereto as Exhibit A.

            (g) Purchaser agrees that after Closing it will pay to Mondo a finder's fee in kind between 6% to 10%. 6% if cash and 10% if restricted common stock for any future acquisitions made by the Company.

            (h) Purchaser agrees to reserve 135,000 shares of its restricted common stock for issuance to individual key employees of Paso at the direction of Mondo. The stock may be issued in one lump or over time as Mondo sees fit.

            (i) Purchaser agrees to issue 100,000 shares of its restricted common stock to Joel Heffron as a 10% finders fee for this transaction.

            Section 33.02 Closing Date. The consummation of the purchase and sale of the Shares hereunder (the "Closing") shall be held at the offices of the Purchaser, located at 1543 Olympic Boulevard, 6th Floor, Los Angeles, CA 90015 at 10:00 AM (Local Time) on April 5th, 2001, or at such other time and place as the Sellers and the Purchaser may mutually agree (the "Closing Date").

                                ARTICLE XXXIV.

                Representations and Warranties of the Sellers

            Section 34.01 Representations of Each of the Sellers. Each of the Sellers represents and warrants to the Purchaser that the following is true and correct as of the date hereof and shall be true and correct as of the Closing Date. The representations and warranties of the Sellers set forth in this Section 2.01 are several obligations, meaning that the particular Seller making the representation and warranty will be solely responsible therefor to the extent provided in Section 6.02 hereof for loss, etc. the Purchaser may suffer as a result of any breach thereof:

            (a) Existence. The Company is a corporation duly organized and validly existing under the laws of Nevada.

            (b) Authorization; No Violation. The execution, delivery and performance by each Seller of this Agreement are within such Sellers powers, have been duly authorized by all necessary action, and do not contravene in any material respect any Requirement of Law or Contractual Obligation of Sellers. As used herein, "Requirement of Law" shall mean, as to any Person, the certificate of incorporation and bylaws or other organizational or governing documents of such Person, if applicable, and any law, treaty, rule or regulation, or determination of an arbitrator or any court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. As used herein, "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound. As used herein, "Person" shall mean an individual or any corporation, association, partnership, joint venture, estate, trust or other legal entity, including any Governmental Authority. As used herein, "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            (c) Government and Other Consents. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made, and no consent of any third party is required to be obtained by, each Seller for the due execution, delivery and performance by each Seller of this Agreement.

            (d) Enforceable Obligations. This Agreement has been duly executed and delivered on behalf of each Seller and constitutes the legal, valid and binding obligation of each of the Sellers enforceable against each Seller in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

            (e) No Litigation. No claim, action, suit, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of each Seller, threatened by or against each Seller with respect to the Company, this Agreement or any of the transactions contemplated hereby. To the best of Sellers' knowledge, no judgment, order, writ, injunction, decree or award issued by any Governmental Authority is applicable to any Seller which affects any of the Shares, the Company, this Agreement or any of the transactions contemplated hereby.

            (f) Ownership of the Shares. Each Seller is the owner of record and beneficially of the number of issued and outstanding shares listed in Schedule C. All of the Shares are free and clear of any liens, claims and encumbrances (collectively, "Encumbrances"). Each Seller has the right to transfer title to the Shares to the Purchaser. There are no commitments, agreements or rights relating to the purchase, sale or other disposition of the Shares or any interest therein (including, without limitation, any subscription agreement, preemptive right or right of first refusal). None of the Shares are subject to any voting trust, voting agreement, or other similar agreement or understanding with respect to the voting or control thereof, nor is any proxy in existence with respect to any of the Shares. Upon the sale of the Shares to the Purchaser pursuant to this Agreement, the Purchaser will own the Shares free and clear of all Encumbrances.

            (g) Disclosure. No representation or warranty made by Sellers in this Agreement and in any schedule or exhibit hereto, to the best knowledge of Sellers, contains any untrue statement of material fact or omits any material fact in order to make the statements made and information contained therein as of the date hereof not misleading.

            (h) Brokers, Finders. The Seller has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Purchaser could become liable or obligated.

            Section 34.02 Representations of the Sellers as to the Company. Each Seller represents and warrants to the Purchaser that the following is true and correct with respect to the Company as of the date hereof and shall be true and correct as of the Closing Date. The representations and warranties set forth in this Section 2.02 are several obligations, meaning that the particular Seller making the representation and warranty will be solely therefor to the extent provided in Section 6.02 hereof for loss, etc. the Purchaser may suffer as a result of any breach thereof:

            (a) Organization, Standing and Qualification of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of Nevada and the Company has all necessary corporate power and authority to engage in the business in which it is presently engaged. The Company has not qualified to do business as a foreign corporation in any state other than California. Sellers have delivered to the Purchaser true, correct and complete copies of the certificate of incorporation and bylaws of the Company, and all amendments thereto.

            (b) Capital Structure of the Company. The authorized capital stock of the Company consists of 10,000,000 shares of $.01 par value common stock, of which 2,000,000 shares are issued and outstanding. No other class or series of capital stock of the Company is or has been authorized, nor has the Company authorized or issued, nor does it have outstanding, any other securities (including, without limitation, options, warrants, conversion privileges or other rights, contingent or otherwise, to purchase any capital stock or other securities of the Company). All of the Shares are duly authorized, validly issued, fully paid and non-assessable. All of the Shares were issued in compliance with all applicable Requirements of Law (including securities laws) and in compliance with the certificate of incorporation and bylaws of the Company. There are no outstanding subscriptions for any securities to be issued by the Company.

            (c) No Violation of Statute or Breach of Contract. To the best knowledge of the Sellers, the Company is not in default under, or in violation of, (a) any material applicable Requirement of Law, or (b) any material Contractual Obligation. The Company has not received notice that any Person claims that the Company has committed such a default or violation.

            (d) Government and Other Consents. No consent, authorization, license, permit, registration or approval of, or exemption or other action by, any Governmental Authority is required to be obtained or made, and no consent of any third party is required to be obtained by the Company in connection with the execution and delivery of this Agreement or with the consummation of the transactions contemplated hereby.

            (e) Effect of Agreement. The execution and delivery of this Agreement by the Sellers, performance of the obligations of the Sellers hereunder and consummation of the transactions contemplated hereby will not (i) result in a breach or violation of any Requirement of Law applicable to the Company; (ii) result in the breach of, or be in conflict with, any term, covenant, condition or provision of, any Contractual Obligation of the

      Company; or (iii) result in the creation or imposition of any Encumbrance upon any assets of the Company.

            (f) Financial Statements. The audited balance sheet and income statement of the Company as of December 31, 2000 to be procured and paid for by the Purchaser and approved by the Sellers (the "Financial Statements") shall be complete and accurate and fairly present the assets and liabilities of the Company as of the dates and for the periods therein specified.

            (g) Assets and Business. The Company owns the tangible assets listed in Schedule D (plus tangible assets acquired after the date hereof and minus tangible assets disposed of in the ordinary course of business after the date hereof) free and clear of all Encumbrances except as set forth in Schedule D, as such Schedule may be amended to include Encumbrances attaching after the date hereof to tangible assets acquired after the date hereof.

            (h) Absence of Undisclosed Liabilities. Except as included in the Financial Statements and except for liabilities which arise after the date of the Financial Statements in the ordinary course of business, to the best of Sellers' knowledge, the Company does not have any material debt, liability, or obligation as of the Closing Date of any nature, accrued, absolute or contingent, due or to become due, liquidated or unliquidated (each, "Undisclosed Liability"). For purposes of this subsection 2.01(h), a liability shall be deemed to be material if it exceeds 5% of the Company's assets as shown on the Financial Statements.

            (i) Tax Returns and Payments. All income tax returns, federal, state, local, foreign and other, including, without limitation, all federal income tax returns and reports for each fiscal year of the Company through the fiscal year ended December 31, 2000 required to be filed by and/or on behalf of the Company in respect of any income taxes (including without limitation all foreign, federal, state, county and local income taxes) have been filed, and the Company has paid all income taxes shown thereon as owing except where the failure to file or to pay income taxes would not have a material adverse affect on the financial condition of the Company. There are no deficiency assessments against the Company with respect to any foreign, federal, state, local or other taxes. There are no outstanding agreements or waivers extending the period of limitation applicable for assessment or collection for any federal, state, local or foreign tax, or for the filing of any tax return, in respect of the Company for any period. Neither the federal tax returns nor any state, county, local or foreign tax returns of the Company have in the past been audited by the Internal Revenue Service or any other taxing authority. The Sellers have heretofore made available to the Purchaser copies of all federal, state, local and foreign tax returns or reports of the Company filed prior to the Closing Date. To Sellers' best knowledge, all tax returns filed by or on behalf of the Company are materially true, correct and complete. To the best knowledge of the Sellers, all taxes that the Company is or was required to withhold or collect (including, without limitation, payroll taxes) have been duly withheld or collected and paid to the proper Governmental Authority.

            (j) Contracts. Attached hereto as Schedule E is a list of all written agreements and contracts to which the Company is a party or by which it is bound (the "Contracts"). Sellers have no reason to believe the Contracts are not valid, legally binding and enforceable in accordance with their terms and are in full force and effect. Copies of the Contracts have been delivered to the Purchaser.

            (k) Litigation. No claim, action, suit, or other proceeding against the Company is pending or, to the knowledge of Sellers, is threatened before or by any court, administrative or regulatory body, or other Governmental Authority. The Sellers know of no investigation of the Company by any administrative agency of any federal, state or local government. No judgment, order, writ, injunction, decree or award issued by any Governmental Authority is applicable to the Company.

            (l) Accounts, Powers of Attorney. There are no persons holding a power of attorney on behalf of the Company or otherwise holding the right to act as an agent on behalf of the Company. Schedule G lists the names and addresses of each bank or other financial institution in which on the date hereof the Company has an account, deposit or safe-deposit box, including the number of each such account, deposit and safe-deposit box.

            (m) Insurance. Except as set forth in Schedule H, there are no insurance policies maintained by or on behalf of the Company in effect on the Closing Date.

            (n) No Subsidiaries or Joint Ventures. The Company does not own, directly or indirectly, beneficially or of record, or have any obligation to acquire, any stock of, or other equity or ownership interest in, any Person. The Company is not a party to or involved in any joint venture.

            (o) Accounts Receivable. Schedule I shall be completed by the Company on the Closing date to include a complete and accurate list of all accounts receivable of the Company as of the Closing Date.

            (p) Minute Books. All stock books, stock ledgers and minute books of the Company have been made available to Purchaser for review.

            (q) Employees. The Company has approximately five (5) employees and except as set forth on Schedule J, no employee benefit plans or pension plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA") or any incentive, bonus, stock option, stock appreciation or parachute program or any other type of employee compensation arrangement or program. Neither the Company nor any employee benefit or pension plan previously maintained by the Company has any unsatisfied liability or obligation to any former employee of the Company or in connection with any employee benefit or pension plan or any incentive, bonus, stock option, stock appreciation or parachute program.

            (r)   Toxic Wastes; Employee Safety, etc.

      (i) Definitions. For purposes of this Agreement, the following capitalized terms shall have the meanings set forth below:

            a) "Hazardous Substances" shall mean any chemical, compound, material, mixture, living organism or substance that is now or hereafter defined or listed in, or otherwise classified or regulated in any way pursuant to, any Environmental Laws as a "hazardous waste," "hazardous substance," "hazardous material," "extremely hazardous waste," "infectious waste," "toxic substance," "toxic pollutant" or any other formulation intended to define, list, or classify substances by reason of deleterious properties, including without limitation, ignitability, corrosivity, reactivity, carcinogenicity or toxicity, such materials to include without limitation, oil, waste oil, petroleum waste petroleum, polychlorinated biphenyls (PCBs), asbestos, radon, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas).

            b) "Environmental Laws" shall mean applicable federal, state, or local laws, including without limitation, common law, statutes, rules, regulations, codes or ordinances, requirements under licenses, permits, franchises, approvals or contracts, orders, demands, decrees, judgments, directives, injunctions and requirements of any other governmental authority, relating to the protection of health, safety or the environment.

      (ii) Neither the Sellers nor the Company are in actual or alleged violation of any Environmental Laws, arising from the Sellers or the Company's ownership, operation or use of any property prior to the Closing Date, or arising from their ownership, operation or use of any of their other current or former assets or businesses.

      (iii) To the Sellers' knowledge, no property currently or formerly owned, operated or used by the Company or any property to which the Company may have transported, treated or disposed or arranged for the transport, treatment or disposal of Hazardous Substances is listed as a site on the National Priorities List (as defined in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended) or comparable federal, state or local list of sites of environmental concern. In addition, to the Sellers' knowledge, none of such sites are or have been the subject of any remediation, removal, cleanup, investigation, response action, claim, judgment or enforcement action regarding any actual or alleged presence of Hazardous Substances.

      (iv) To the Sellers' knowledge, the Company has not received any written notice or report of any releases of Hazardous Substances on, under, from or into any property formerly owned, operated or used by the Company during the time of its ownership, operation or use or, to the knowledge of the Sellers, prior to the Company's ownership, operation or use.

      (v) To the best of Sellers' knowledge, there are no civil, criminal or administrative actions, suits, demands, claims, hearings, proceedings or notices pending or, threatened against the Company under any Environmental Laws, including without limitation, those related to any allegations of economic loss, personal injury, illness or damage to real or personal property or the environment. To the Sellers' knowledge, there are no facts or circumstances which are reasonably likely to give rise to such a claim.

      (vi) The Company is not a party or a successor in interest to any contract or agreement, including without limitation, any purchase agreements, leases, indemnities or guaranties, pursuant to which the Company has assumed or agreed to be responsible for any current or contingent liabilities with respect to any Hazardous Substances or any matters under Environmental Laws.

            (s) Permits, Licenses, Etc. No franchise, license, permit, certificate, authorization, right or other approval issued or granted by any Governmental Authority to or for the benefit of the Company is in existence or effect, except for the Company's incorporation in Texas, the Company's authorization to transact business in California as a foreign corporation, and the Company's certificate of occupancy to occupy its offices.

            (t) Officers; Directors. Schedule K contains a complete and correct list of all of the officers and directors of the Company.

                                ARTICLE XXXVI.

               Representations and Warranties of the Purchaser

            Section 36.0The Purchaser hereby represents and warrants to the Sellers as follows:

            (a) Existence. The Purchaser is a corporation duly organized and validly existing under the laws of the State of Nevada.

            (b) Authorization; No Violation. The execution, delivery and performance by the Purchaser of this Agreement are within the Purchaser's corporate powers and have been duly authorized by all necessary action, and do not contravene in any material respect any Requirement of Law or Contractual Obligation of the Purchaser.

            (c) Government Authorization. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made by the Purchaser for the due execution, delivery and performance by the Purchaser of this Agreement.

            (d) Enforceable Obligations. This Agreement and the Voting Agreement and employment agreements (provided for in Sections 4.02(d) and (e), respectively, when executed) have been duly executed and delivered on behalf of the Purchaser and constitute the legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

            (e) No Litigation. No claim, action, suit, investigation or other proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Purchaser, threatened by or against the Purchaser with respect to this Agreement or any of the transactions contemplated hereby.

            (f) Brokers, Finders. The Purchaser has not retained any person to act on its behalf as a broker or finder in connection with the purchase of the Shares.

            (g) Investment Intent. The Shares are being acquired by the Purchaser for its own account and not with a view to distribution within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser acknowledges that there is no existing public market for the Shares and that no registration statement relating to the Shares has been filed under the Securities Act or any applicable state securities laws, and that the Shares must be held by it for an indefinite period of time unless the Shares are subsequently registered under the Securities Act and state securities laws or unless an exemption from any such applicable registration requirement is available, and the Purchaser acknowledges that there is no assurance or obligation as to any such registration or exemption.

                               ARTICLE XXXVII.

                            Conditions to Closing
            Section 37.01 Conditions to Purchaser's Obligations. The obligation of the Purchaser to purchase the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

            (a) Representations and Warranties Correct; Performance of Obligations. The representations and warranties made by the Sellers in
      Article II hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date. The Sellers shall have performed in all material respects all obligations and conditions herein required to be performed or observed by them on or prior to the Closing Date.

            (b) Qualifications. All actions and steps necessary to assure compliance with applicable federal and state securities laws shall have been duly obtained and shall be effective on and as of the Closing, except for such filings as are required or permitted by state or federal securities laws subsequent to the Closing.

            (c) Dividends. The Company shall not have declared or paid any dividend or otherwise changed its capitalization between the date hereof and the Closing Date.

            (d) Audited Financial Statements. Purchaser shall have received and approved the Financial Statements. The Purchaser agrees that it is the Purchaser's sole obligation to pay for such audit and that neither the Sellers nor the Company shall have any liability for such expense.

            Section 37.02 Conditions to Obligations of the Sellers. The Sellers' obligation to sell the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

            (a) Representations and Warranties Correct; Performance of Obligations. The representations and warranties of the Purchaser in
      Article III hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date, and the Purchaser shall have performed in all material respects all obligations and conditions herein required to be performed by it on or prior to the Closing Date.

            (b) Incumbency Certificate of the Purchaser. The Sellers shall have received a certificate of the Purchaser in its capacity as Secretary of the Purchaser, certifying the names and signatures of officers of the Purchaser authorized to sign this Agreement and the other documents to be delivered hereunder on behalf of the Purchaser.

            (c) Employment Agreements. Employment Agreements in form and substance acceptable to the Sellers shall have been executed by the Sellers and the Company.

            (d) Audited Financial Statements. Sellers shall have received and approved the Financial Statements.

                               ARTICLE XXXVIII.

                              Closing Deliveries

            Section 38.01 Sellers' Deliveries. At the Closing, in addition to any other documents or agreements required under this Agreement, the Sellers shall deliver or cause to be delivered to the Purchaser the following:

            (a) Stock certificates evidencing the Shares duly endorsed in blank, or accompanied by stock powers duly executed in blank, in a form reasonably satisfactory to the Purchaser.

            (b) Copies of all consents and approvals obtained, and all registrations, qualifications, declarations, filings and notices made, by the Sellers pursuant to Section 4.01(b) hereof.

            (c) All records, documents and files of the Company including, without limitation, all minute books, stock records and internal accounting records.

            (d) Such other documents, assignments, instruments of conveyance and certificates as reasonably may be required by the Purchaser to consummate this Agreement and the transactions contemplated hereby.

            Section 38.02 Purchaser's Deliveries. At the Closing, in addition to any other documents or agreements required under this Agreement, the Purchaser shall deliver to the Sellers the Preferred Stock in accordance with the instructions of Sellers, together with. such other documents as reasonably may be required by the Sellers to consummate this Agreement and the transactions contemplated hereby.

                                ARTICLE XXXIX.

                 Survival of Representations; Indemnification

            Section 39.01 Survival of Representations. The parties agree that, notwithstanding any right or ability of the Purchaser fully to investigate the affairs of the Company, any knowledge of facts determinable by the Purchaser pursuant to such investigations or right of or ability to investigate, the Purchaser has the right to rely fully upon the representations, warranties, covenants and agreements of the Sellers contained in this Agreement and on the accuracy of any schedule, exhibit, document or certificate annexed hereto. All representations and warranties of the parties contained herein shall survive the Closing until the expiration of the time periods set forth in Section 6.04.

            Section 39.02 Indemnification by the Sellers.

            (a) Subject to the provisions of this Article VI, each Seller shall indemnify and hold harmless the Company, the Purchaser and their affiliates and the officers, partners, directors, employees, agents, owners, successors and assigns thereof from such Seller's Allocable Portion of any loss, damage, liability or expense, including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses incurred in connection with any action, suit or proceeding against any thereof ("Adverse Consequence") incurred or suffered by such party and arising out of or resulting from (i) any material breach of any representation or warranty contained in Article II of this Agreement (provided, however, that the Sellers shall not be deemed to have breached the provisions of Section 2.01(g) unless the Sellers are also liable to the Purchaser under Section 10b-5 of the Securities Exchange Act of 1934 or Section 12(2) of the Securities Act of 1933), (ii) any material breach of any covenant made by Sellers hereunder, or (iii) any lawsuit or other proceeding or claim brought by any third party after the Closing against the Company, the Purchaser, or any of their respective officers, partners, directors, employees, agents, owners, successors and assigns with respect to any acts or omissions of the Company prior to the Closing For purposes of this Section 6.02(a), the term "material" means a breach which would have a material adverse effect on the Company's business, taken as a whole. The term "Allocable Portion" with respect to a Seller means the number of Shares owned by such Seller divided by the number of Shares owned by all Sellers.

            (b) Anything to the contrary contained herein notwithstanding, in the event of liability of any or all the Sellers to the Purchaser under this Article VI, the Sellers may discharge such liability by transferring to the Purchaser shares of Preferred Stock which shall be deemed to have a value per share equal to the average public trading price of the Purchaser's common stock during the 20 trading days prior to such transfer, but not less than $1 per share.

            Section 39.03 Indemnification by the Purchaser. The Purchaser shall indemnify and hold Sellers harmless from any loss, damage, liability or expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses) in connection with any action, suit or proceeding brought against Sellers, either jointly or severally, incurred or suffered by Sellers and arising out of or resulting from (i) any breach of any representation, warranty, or covenant made by the Purchaser hereunder, or (ii) any lawsuit or other proceeding or claim brought by a third party after the Closing against one or more of the Sellers with respect to any acts or omissions of the Purchaser or the Company after the Closing.

            Section 39.04 Time Periods. The indemnification obligations under this Article VI shall continue for the periods specified below and shall terminate with the expiration of such respective periods:

            (a) as to representations and warranties set forth in Section 2.01(f), such representations and warranties shall survive the Closing indefinitely;

            (b) as to representations and warranties set forth in Section 2.02(i), until the lapse of the statute of limitations applicable to the matters described therein;

            (c) as to all other representations and warranties and breaches of any other covenant or undertaking, for two (2) years after the Closing Date.

Any claim or demand against any Sellers or the Purchaser of which notice has been given pursuant to Section 6.06 at or prior to the expiration of the related period shall continue to be subject to indemnification hereunder notwithstanding the expiration of such period.

            Section 39.05 Notice Claim. Purchaser, on the one hand, and each of the Sellers, on the other hand, shall promptly notify the other of any claim, suit or demand of which the notifying party has actual knowledge which entitles it to indemnification under this Article VI, provided, however, that the delay or failure of any party required to provide such notification shall not affect the liability of the indemnifying party hereunder except to the extent the indemnifying party is harmed by such delay or failure.

            Section 39.06 Defense. If the liability or claim for which indemnification under this Article VI is sought is asserted by a third party, the indemnifying party shall have, at its election, the right to defend any such matter at its sole cost and expense through counsel chosen by it and reasonably acceptable to the indemnified party (provided that the indemnifying party shall have no such right if it is contesting its liability under this Article VI). If the indemnifying party so undertakes to defend, the indemnifying party shall promptly notify the indemnified party hereto of its intention to do so. The indemnifying party shall not, without the indemnified party's written consent, settle or compromise any claim or consent to an entry of judgment which does not include as an unconditional term thereof a release of the indemnified party.

            Section 39.07 Cooperation and Conflicts. Each party agrees in all cases to cooperate with the indemnifying party and its counsel in the defense of any such liabilities or claims. The indemnifying party and the indemnified party or parties may be represented by the same counsel unless such representation would be inappropriate due to conflicts of interest between them. In addition, the indemnified party or parties shall at all times be entitled to monitor and participate in such defense through the appointment of counsel of its or their own choosing, at its or their own cost and expense.

                                 ARTICLE XL.

                                Miscellaneous

            Section 40.01 Waiver. Any extension or waiver with respect to any agreement or condition contained herein or the breach thereof shall be valid only if set forth in a separate instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any such rights.

            Section 40.02 Further Assurances. The Sellers jointly and severally agree, without further consideration, to execute and deliver following the Closing such other instruments of transfer and take such other action as the Purchaser may reasonably request in order to put the Purchaser in possession of, and to vest in the Purchaser, good and valid title to the Shares free and clear of any Encumbrances in accordance with this Agreement and to otherwise consummate the transactions contemplated by this Agreement.

            Section 40.03 Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties hereto with regard to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements and understandings, oral or written, among the parties hereto with respect to such subject matter. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived only with the written consent of the parties hereto.

            Section 40.04 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law, rule or regulation or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

            Section 40.05 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally, mailed by first- class mail, postage prepaid, or sent by reputable overnight courier service addressed (a) if to the Purchaser, at the Purchaser's address set forth on Section 1.02 hereto or at such other address as such Purchaser shall have furnished to the Sellers by 10 days' notice in writing, with a copy to (b) if to any Sellers, at the addresses set forth on Exhibit B hereto, or such other address as such Sellers shall have furnished to the Purchaser by 10 days' notice in writing.

            Section 40.06 Expenses. All costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and consummation of the transactions contemplated hereby shall be paid by the party incurring such costs and expenses; however, the Company shall pay, at the Closing, the legal fees and disbursements of legal counsel to the Sellers and the Purchaser shall pay for the audit of the Company.

            Section 40.07 Governing Law; Jurisdiction. This Agreement shall be governed in all respects by the laws of the State of California without application of principles of conflicts of laws. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in any state or federal court located in the State of California, County of Los Angeles, and each of the parties consents to the jurisdiction of such courts in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

            Section 40.08 Benefit of Agreement; Assignment. This Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. This Agreement may not be assigned by operation of law or otherwise by the Purchaser without the express written consent of the Sellers (which consent may be granted or withheld in the sole discretion of the Sellers). Notwithstanding the foregoing, this Agreement and the rights hereunder may be (i) assigned as collateral security to any lender of funds to the Company, and (ii) assigned by the Purchaser after the Closing to the beneficial owners of the Purchaser or to any subsequent purchaser or other holder of all or a portion of the Shares, provided that in no event shall the Purchaser be relieved from its obligations hereunder in connection with any such assignment.

            Section 40.09 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY OR AGAINST IT ON ANY MATTERS WHATSOEVER, IN CONTRACT OR IN TORT, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

            Section 40.10 Titles and Subtitles. The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            Section 40.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            Section 40.12 Representation Disclaimer. Sellers shall not be deemed to have made to Purchaser any representation or warranty other than as expressly made by Sellers in Article II hereof. Without limiting the generality of the foregoing, and notwithstanding any otherwise express representations and warranties made by Sellers in Article II hereof, Seller makes no representation or warranty to Purchaser with respect to:

            (a) any projections, estimates or budgets heretofore delivered to or made available to Purchaser of future revenues, expenses or expenditures or future results of operations; or

            (b) except as expressly covered by a representation and warranty contained in Article II hereof, any other information or documents (financial or otherwise) made available to Purchaser or its counsel, accountants or advisers with respect to the Company.

            Section 40.13 Purchaser's Due Diligence Investigation. Purchaser has had over 60 days (such period, "Purchaser's Due Diligence Period") in which to conduct its confirmatory due diligence. During such Purchaser's Due Diligence Period, Purchaser and its accountants, consultants, and advisers have been permitted to review the premises, facilities, books and records and contracts of the Company, and to conduct interviews with the Company's senior management regarding the business, operations, financial condition and results of operations of the Company, for the purpose of confirming the accuracy of the representations and warranties of Sellers contained herein. Purchaser had the right, at any time during the Purchaser's Due Diligence Period, at Purchaser's sole discretion and without any liability or obligation, to terminate all negotiations with the Sellers, except for the Purchaser's obligation to pay for an audit of the Company.

            Section 40.14 Sellers' Due Diligence Investigation. Sellers have had over 60 days (such period, "Sellers' Due Diligence Period") in which to conduct its confirmatory due diligence. During such Sellers' due diligence period, Sellers and their accountants, consultants, and advisers were permitted to review the premises, facilities, books and records and contracts of the Purchaser, and to conduct interviews with the Purchaser's senior management regarding the business, operations, financial condition and results of operations of the Company, for the purpose of confirming the accuracy of the representations and warranties of Purchaser contained herein. Sellers had the right, at any time during the Sellers' Due Diligence Period, at Sellers' sole discretion and without any liability or obligation, to terminate all negotiations with the Purchaser.

            Section 40.15 Press Releases and Public Announcements. No party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the Purchaser and the Sellers; provided, however, that any party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing party will use its efforts to advise the other parties prior to making the disclosure).

            Section 40.16 Holding Period. The Purchaser agrees that, for purposes of Securities and Exchange Commission Rule 144, the holding period with respect to all shares of Purchaser common stock delivered to the Sellers under this Agreement, whether pursuant to conversion of shares of Preferred Stock or otherwise, commences on the date of the Closing and that upon the expiration of one year thereafter (or any shorter period included in any amendment to Section (d) of Rule 144), upon compliance with the other requirements of Rule 144, as amended, such shares may be publicly sold. Upon the expiration of two years after the Closing (or any shorter period included in any amendment to Section (k) of Rule 144), the Purchaser shall remove all restrictive legends from certificates evidencing shares of Preferred Stock and common stock issued upon the conversion thereof.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth in the heading hereof.

                           Thaon Communications, Inc.


                                    By:________________________________
                                       Legal Broadcast Company


                                    ------------------------------------
                                    Doug Mondo


                                    ------------------------------------
                                    Mitch Mondo


                                    ------------------------------------
                                    Deron Whitney


                                    ------------------------------------
                                    Joel Heffron


                                    ------------------------------------
                                    Rob Hickman


                                    ------------------------------------
                                    Glenn Mondo

                           STOCK PURCHASE AGREEMENT

      THIS STOCK PURCHASE AGREEMENT is made and entered into as of May 22, 2001, by and between the individuals listed in Schedule A attached hereto ("Sellers"), and

      Thaon Communications, Inc., A Nevada corporation (the "Purchaser").

                             W I T N E S S E T H:
                             --------------------

      WHEREAS, the Sellers own an aggregate of 3,000,000 shares of the common stock of Prime Time Distribution, Inc., a Nevada corporation (the "Company"), which constitute all of the issued and outstanding shares of the Company's capital stock; and

      WHEREAS, the Sellers wish to sell to the Purchaser all of such common shares (the "Shares") of the Company pursuant to the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the Purchaser and the Sellers hereby agree as follows:

                                 ARTICLE XLI.

                          Purchase and Sale of Stock
            Section 41.01 Purchase and Sale of Stock. Subject to the terms and conditions hereof, on the Closing Date (as defined below) the Sellers agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Sellers, the Shares:

            (a) In exchange for 500,000 shares of Purchaser's Common Stock, par value $0.001 per share (the "Stock"), which common Stock shall be delivered to the Sellers pro rata, in proportion to the Seller's current ownership of Company common stock (pro rata as set forth in Schedule A attached hereto).

             (b) Purchaser agrees to issue to the Sellers other than Steve Ohlund (pro rata as set forth on Schedule B attached hereto) one share of its common stock for each dollar of the Company's pre-tax income, as audited, during each of the two twelve-month periods ending on December 31, 2001 and 2002. Any and all stock issued under this Section 1.01(b) shall be delivered by Purchaser to Sellers within 60 days after the end of each respective calendar year. The Sellers shall receive a maximum under this provision of 10,000,000 million shares of common stock combined for both calendar years stated above.

            (c) For purposes of this Agreement, "pre-tax income" of the Company for each of the years ended December 31, 2001 and 2002 shall mean its aggregate earnings net of losses from operations, after deduction of all appropriate expenses, charges and reserves, but before adjustment for federal, state, and local income or franchise taxes. Pre-tax income shall be determined in accordance with the Company's generally accepted accounting principles, consistently applied per an audit by the firm of independent certified public accountants engaged by the Purchaser for its audit ("Purchaser's Accountants"); provided, however, that in determining such pre-tax income:

                  (i) pre-tax income shall be computed without regard to
            "extraordinary items" of gain or loss as that term shall be defined in GAAP;

                  (ii) pre-tax income shall not include any gains, losses or profits realized from the sale of any assets other than in the ordinary course of business;

                  (iii) no deduction shall be made for any management fees,
            general overhead expenses or other intercompany charges, of whatever kind or nature, charged by the Purchaser to the Company, except that the Purchaser may charge interest on any loans or advances made by the Purchaser to the Company in connection with its business operations at a rate of 8% per annum;

                  (iv) no deduction shall be made for legal or accounting fees and expenses arising out of this Agreement; and

                  (v) the purchase and sales prices of goods and services sold by the Company to the Purchaser or its affiliates or purchased by the Company from the Purchaser or its affiliates shall be adjusted to reflect the amounts that the Company would have realized or paid if dealing with an independent party in an arm's length commercial transaction.

      (d) Time of Determination.

                  (i) The pre-tax income of the Company shall be determined
            promptly after the close of each of the 2001 and 2002 fiscal years by an audit conducted by Purchaser's Accountants. Copies of their reports setting forth their computation of the pre-tax income of the Company shall be submitted in writing to the Sellers and the Purchaser and, unless either Sellers or the Purchaser notifies the other within 20 business days after receipt of the report that its objects to the computation of pre-tax income set forth therein, the reports shall be binding and conclusive for the purposes of this Agreement. The Sellers shall have access to the books and records of the Company and to Purchaser's Accountants' workpapers during regular business hours to verify the computation of pre-tax income made by Purchaser's Accountants.

                  (ii) If either a Seller or the Purchaser notifies the other in writing within 20 business days after receipt of Purchaser's Accountants' report that it objects to the computation of the pre-tax income set forth therein, the amount of pre-tax income for the fiscal year for which such report relates shall be determined by negotiation between the Sellers and the Purchaser. If the Sellers and the Purchaser are unable to reach agreement within 20 business days after such notification, the determination of the amount of pre-tax income for the period in question shall be submitted to a mutually agreeable third party firm of independent certified public accountants ("Special Accountants") for determination, whose determination shall be binding and conclusive on the parties. If the Special Accountants determine that the pre-tax income has been understated by 5% or more, then the Purchaser shall pay the Special Accountants' fees, costs and expenses. If pre-tax income has not been understated or has been understated by less than 5%, then the Sellers shall pay the Special Accountants' fees, costs and expenses.

            Section 41.02 Closing Date. The consummation of the purchase and sale of the Shares hereunder (the "Closing") shall be held at the offices of Thaon Communications, Inc., located at 1543 Olympic Boulevard, 6th Floor, Los Angeles, CA 90064 at 10:00 AM (Local Time) on April 25, 2001, or at such other time and place as the Sellers and the Purchaser may mutually agree (the "Closing Date").

                                ARTICLE XLII.

                Representations and Warranties of the Sellers

            Section 42.01 Representations of Each of the Sellers. Each of the Sellers represents and warrants to the Purchaser that the following is true and correct as of the date hereof and shall be true and correct as of the Closing Date. The representations and warranties of the Sellers set forth in this Section 2.01 are several obligations, meaning that the particular Seller making the representation and warranty will be solely responsible therefor to the extent provided in Section 6.02 hereof for loss, etc. the Purchaser may suffer as a result of any breach thereof:

            (a) Existence. The Company is a corporation duly organized and validly existing under the laws of California.

            (b) Authorization; No Violation. The execution, delivery and performance by each Seller of this Agreement are within such Sellers powers, have been duly authorized by all necessary action, and do not contravene in any material respect any Requirement of Law or Contractual Obligation of Sellers. As used herein, "Requirement of Law" shall mean, as to any Person, the certificate of incorporation and bylaws or other organizational or governing documents of such Person, if applicable, and any law, treaty, rule or regulation, or determination of an arbitrator or any court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. As used herein, "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound. As used herein, "Person" shall mean an individual or any corporation, association, partnership, joint venture, estate, trust or other legal entity, including any Governmental Authority. As used herein, "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            (c) Government and Other Consents. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made, and no consent of any third party is required to be obtained by, each Seller for the due execution, delivery and performance by each Seller of this Agreement.

            (d) Enforceable Obligations. This Agreement has been duly executed and delivered on behalf of each Seller and constitutes the legal, valid and binding obligation of each of the Sellers enforceable against each Seller in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

            (e) No Litigation. No claim, action, suit, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of each Seller, threatened by or against each Seller with respect to the Company, this Agreement or any of the transactions contemplated hereby. To the best of Sellers' knowledge, no judgment, order, writ, injunction, decree or award issued by any Governmental Authority is applicable to any Seller which affects any of the Shares, the Company, this Agreement or any of the transactions contemplated hereby.

            (f) Ownership of the Shares. Each Seller is the owner of record and beneficially of the number of issued and outstanding shares listed in Schedule A. All of the Shares are free and clear of any liens, claims and encumbrances (collectively, "Encumbrances"). Each Seller has the right to transfer title to the Shares to the Purchaser. There are no commitments, agreements or rights relating to the purchase, sale or other disposition of the Shares or any interest therein (including, without limitation, any subscription agreement, preemptive right or right of first refusal). None of the Shares are subject to any voting trust, voting agreement, or other similar agreement or understanding with respect to the voting or control thereof, nor is any proxy in existence with respect to any of the Shares. Upon the sale of the Shares to the Purchaser pursuant to this Agreement, the Purchaser will own the Shares free and clear of all Encumbrances.

            (g) Disclosure. No representation or warranty made by Sellers in this Agreement and in any schedule or exhibit hereto, to the best knowledge of Sellers, contains any untrue statement of material fact or omits any material fact in order to make the statements made and information contained therein as of the date hereof not misleading.

            (h) Brokers, Finders. The Seller has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Purchaser could become liable or obligated.

            Section 42.02 Representations of the Sellers as to the Company. Each Seller represents and warrants to the Purchaser that the following is true and correct with respect to the Company as of the date hereof and shall be true and correct as of the Closing Date. The representations and warranties set forth in this Section 2.02 are several obligations, meaning that the particular Seller making the representation and warranty will be solely therefor to the extent provided in Section 6.02 hereof for loss, etc. the Purchaser may suffer as a result of any breach thereof:

            (a) Organization, Standing and Qualification of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of Nevada and the Company has all necessary corporate power and authority to engage in the business in which it is presently engaged. Sellers have delivered to the Purchaser true, correct and complete copies of the certificate of incorporation and bylaws of the Company, and all amendments thereto.

            (b) Capital Structure of the Company. The authorized capital stock of the Company consists of 24,000,000 shares of $.001 par value common stock and 3,000,000 shares of $.001 par value preferred stock, of which 3,000,000 shares of the company's common stock are issued and outstanding. No other class or series of capital stock of the Company is or has been authorized, nor has the Company authorized or issued, nor does it have outstanding, any other securities (including, without limitation, options, warrants, conversion privileges or other rights, contingent or otherwise, to purchase any capital stock or other securities of the Company). All of the Shares are duly authorized, validly issued, fully paid and non-assessable. All of the Shares were issued in compliance with all applicable Requirements of Law (including securities laws) and in compliance with the certificate of incorporation and bylaws of the Company. There are no outstanding subscriptions for any securities to be issued by the Company.

            (c) No Violation of Statute or Breach of Contract. To the best knowledge of the Sellers, the Company is not in default under, or in violation of, (a) any material applicable Requirement of Law, or (b) any material Contractual Obligation. The Company has not received notice that any Person claims that the Company has committed such a default or violation.

            (d) Government and Other Consents. No consent, authorization, license, permit, registration or approval of, or exemption or other action by, any Governmental Authority is required to be obtained or made, and no consent of any third party is required to be obtained by the Company in connection with the execution and delivery of this Agreement or with the consummation of the transactions contemplated hereby.

            (e) Effect of Agreement. The execution and delivery of this Agreement by the Sellers, performance of the obligations of the Sellers hereunder and consummation of the transactions contemplated hereby will not (i) result in a breach or violation of any Requirement of Law applicable to the Company; (ii) result in the breach of, or be in conflict with, any term, covenant, condition or provision of, any Contractual Obligation of the Company; or (iii) result in the creation or imposition of any Encumbrance upon any assets of the Company.

            (f) Financial Statements. The audited balance sheet and income statement of the Company as of December 31, 2000, to be procured and paid for by the Purchaser and approved by the Sellers (the "Financial Statements") shall be complete and accurate and fairly present the assets and liabilities of the Company as of the dates and for the periods therein specified.

            (g) Assets and Business. The Company owns the tangible assets listed in Schedule C (plus tangible assets acquired after the date hereof and minus tangible assets disposed of in the ordinary course of business after the date hereof) free and clear of all Encumbrances except as set forth in Schedule C, as such Schedule may be amended to include Encumbrances attaching after the date hereof to tangible assets acquired after the date hereof.

            (h) Absence of Undisclosed Liabilities. Except as included in the Financial Statements and except for liabilities which arise after the date of the Financial Statements in the ordinary course of business, to the best of Sellers' knowledge, the Company does not have any material debt, liability, or obligation as of the Closing Date of any nature, accrued, absolute or contingent, due or to become due, liquidated or unliquidated (each, "Undisclosed Liability"). For purposes of this subsection 2.01(h), a liability shall be deemed to be material if it exceeds 5% of the Company's assets as shown on the Financial Statements.

            (i) Tax Returns and Payments. All income tax returns, federal, state, local, foreign and other, including, without limitation, all federal income tax returns and reports for each fiscal year of the Company through the fiscal year ended December 31, 2000 required to be filed by and/or on behalf of the Company in respect of any income taxes (including without limitation all foreign, federal, state, county and local income taxes) have been filed, and the Company has paid all income taxes shown thereon as owing except where the failure to file or to pay income taxes would not have a material adverse affect on the financial condition of the Company. There are no deficiency assessments against the Company with respect to any foreign, federal, state, local or other taxes. There are no outstanding agreements or waivers extending the period of limitation applicable for assessment or collection for any federal, state, local or foreign tax, or for the filing of any tax return, in respect of the Company for any period. Neither the federal tax returns nor any state, county, local or foreign tax returns of the Company have in the past been audited by the Internal Revenue Service or any other taxing authority. The Sellers have heretofore made available to the Purchaser copies of all federal, state, local and foreign tax returns or reports of the Company filed prior to the Closing Date. To Sellers' best knowledge, all tax returns filed by or on behalf of the Company are materially true, correct and complete. To the best knowledge of the Sellers, all taxes that the Company is or was required to withhold or collect (including, without limitation, payroll taxes) have been duly withheld or collected and paid to the proper Governmental Authority.

            (j) Contracts. Attached hereto as Schedule D is a list of all written agreements and contracts to which the Company is a party or by which it is bound (the "Contracts"). Sellers have no reason to believe the Contracts are not valid, legally binding and enforceable in accordance with their terms and are in full force and effect. Copies of the Contracts have been delivered to the Purchaser.

            (k) Litigation. No claim, action, suit, or other proceeding against the Company is pending or, to the knowledge of Sellers, is threatened before or by any court, administrative or regulatory body, or other Governmental Authority. The Sellers know of no investigation of the Company by any administrative agency of any federal, state or local government. No judgment, order, writ, injunction, decree or award issued by any Governmental Authority is applicable to the Company.

            (l) Accounts, Powers of Attorney. There are no persons holding a power of attorney on behalf of the Company or otherwise holding the right to act as an agent on behalf of the Company. Schedule E lists the names and addresses of each bank or other financial institution in which on the date hereof the Company has an account, deposit or safe-deposit box, including the number of each such account, deposit and safe-deposit box.

            (m) Insurance. Except as set forth in Schedule F, there are no insurance policies maintained by or on behalf of the Company in effect on the Closing Date.

            (n) No Subsidiaries or Joint Ventures. The Company does not own, directly or indirectly, beneficially or of record, or have any obligation to acquire, any stock of, or other equity or ownership interest in, any Person. The Company is not a party to or involved in any joint venture.

            (o) Accounts Receivable. Schedule G shall be completed by the Company on the Closing date to include a complete and accurate list of all accounts receivable of the Company as of the Closing Date.

            (p) Minute Books. All stock books, stock ledgers and minute books of the Company have been made available to Purchaser for review.

            (q) Employees.  The Company has no employees.

            (r) Toxic Wastes; Employee Safety, etc.

      (i) Definitions. For purposes of this Agreement, the following capitalized terms shall have the meanings set forth below:

            a) "Hazardous Substances" shall mean any chemical, compound, material, mixture, living organism or substance that is now or hereafter defined or listed in, or otherwise classified or regulated in any way pursuant to, any Environmental Laws as a "hazardous waste," "hazardous substance," "hazardous material," "extremely hazardous waste," "infectious waste," "toxic substance," "toxic pollutant" or any other formulation intended to define, list, or classify substances by reason of deleterious properties, including without limitation, ignitability, corrosivity, reactivity, carcinogenicity or toxicity, such materials to include without limitation, oil, waste oil, petroleum waste petroleum, polychlorinated biphenyls (PCBs), asbestos, radon, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas).

            b) "Environmental Laws" shall mean applicable federal, state, or local laws, including without limitation, common law, statutes, rules, regulations, codes or ordinances, requirements under licenses, permits, franchises, approvals or contracts, orders, demands, decrees, judgments, directives, injunctions and requirements of any other governmental authority, relating to the protection of health, safety or the environment.

            (ii) Neither the Sellers nor the Company are in actual or alleged violation of any Environmental Laws, arising from the Sellers or the Company's ownership, operation or use of any property prior to the Closing Date, or arising from their ownership, operation or use of any of their other current or former assets or businesses.

            (iii) To the Sellers' knowledge, no property currently or formerly owned, operated or used by the Company or any property to which the Company may have transported, treated or disposed or arranged for the transport, treatment or disposal of Hazardous Substances is listed as a site on the National Priorities List (as defined in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended) or comparable federal, state or local list of sites of environmental concern. In addition, to the Sellers' knowledge, none of such sites are or have been the subject of any remediation, removal, cleanup, investigation, response action, claim, judgment or enforcement action regarding any actual or alleged presence of Hazardous Substances.

            (iv) To the Sellers' knowledge, the Company has not received any written notice or report of any releases of Hazardous Substances on, under, from or into any property formerly owned, operated or used by the Company during the time of its ownership, operation or use or, to the knowledge of the Sellers, prior to the Company's ownership, operation or use.

            (v) To the best of Sellers' knowledge, there are no civil, criminal or administrative actions, suits, demands, claims, hearings, proceedings or notices pending or, threatened against the Company under any Environmental Laws, including without limitation, those related to any allegations of economic loss, personal injury, illness or damage to real or personal property or the environment. To the Sellers' knowledge, there are no facts or circumstances which are reasonably likely to give rise to such a claim.

            (vi) The Company is not a party or a successor in interest to any contract or agreement, including without limitation, any purchase agreements, leases, indemnities or guaranties, pursuant to which the Company has assumed or agreed to be responsible for any current or contingent liabilities with respect to any Hazardous Substances or any matters under Environmental Laws.

            (s) Permits, Licenses, Etc. No franchise, license, permit, certificate, authorization, right or other approval issued or granted by any Governmental Authority to or for the benefit of the Company is in existence or effect, except for the Company's incorporation in Nevada and the Company's authorization to transact business in Nevada.

      (t) Officers; Directors. Schedule H contains a complete and correct list of all of the officers and directors of the Company.

                                ARTICLE XLIV.

               Representations and Warranties of the Purchaser

      The Purchaser hereby represents and warrants to the Sellers as follows:

            (a) Existence. The Purchaser is a corporation duly organized and validly existing under the laws of the State of Nevada.

            (b) Authorization; No Violation. The execution, delivery and performance by the Purchaser of this Agreement are within the Purchaser's corporate powers and have been duly authorized by all necessary action, and do not contravene in any material respect any Requirement of Law or Contractual Obligation of the Purchaser.

            (c) Government Authorization. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made by the Purchaser for the due execution, delivery and performance by the Purchaser of this Agreement.

            (d) Enforceable Obligations. This Agreement and the Voting Agreement and employment agreements (provided for in Sections 4.02(d) and (e), respectively, when executed) have been duly executed and delivered on behalf of the Purchaser and constitute the legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

            (e) No Litigation. No claim, action, suit, investigation or other proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Purchaser, threatened by or against the Purchaser with respect to this Agreement or any of the transactions contemplated hereby.

            (f) Brokers, Finders. The Purchaser has not retained any person to act on its behalf as a broker or finder in connection with the purchase of the Shares.

            (g) Investment Intent. The Shares are being acquired by the Purchaser for its own account and not with a view to distribution within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser acknowledges that there is no existing public market for the Shares and that no registration statement relating to the Shares has been filed under the Securities Act or any applicable state securities laws, and that the Shares must be held by it for an indefinite period of time unless the Shares are subsequently registered under the Securities Act and state securities laws or unless an exemption from any such applicable registration requirement is available, and the Purchaser acknowledges that there is no assurance or obligation as to any such registration or exemption.

                                 ARTICLE XLV.

                            Conditions to Closing
            Section 45.01 Conditions to Purchaser's Obligations. The obligation of the Purchaser to purchase the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

            (a) Representations and Warranties Correct; Performance of Obligations. The representations and warranties made by the Sellers in
      Article II hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date. The Sellers shall have performed in all material respects all obligations and conditions herein required to be performed or observed by them on or prior to the Closing Date.

            (b) Qualifications. All actions and steps necessary to assure compliance with applicable federal and state securities laws shall have been duly obtained and shall be effective on and as of the Closing, except for such filings as are required or permitted by state or federal securities laws subsequent to the Closing.

            (c) Dividends. The Company shall not have declared or paid any dividend or otherwise changed its capitalization between the date hereof and the Closing Date.

            (d) Audited Financial Statements. Purchaser shall have received and approved the Financial Statements. The Purchaser agrees that it is the Purchaser's sole obligation to pay for such audit and that neither the Sellers nor the Company shall have any liability for such expense.

            Section 45.02 Conditions to Obligations of the Sellers. The Sellers' obligation to sell the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

            (a) Representations and Warranties Correct; Performance of Obligations. The representations and warranties of the Purchaser in
      Article III hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date, and the Purchaser shall have performed in all material respects all obligations and conditions herein required to be performed by it on or prior to the Closing Date.

            (b) Incumbency Certificate of the Purchaser. The Sellers shall have received a certificate of the Purchaser in its capacity as Secretary of the Purchaser, certifying the names and signatures of officers of the Purchaser authorized to sign this Agreement and the other documents to be delivered hereunder on behalf of the Purchaser.

            (c) Employment Agreements. Employment Agreements in form and substance acceptable to the Sellers shall have been executed by the Sellers and the Company.

            (d) Audited Financial Statements. Sellers shall have received and approved the Financial Statements.

                                ARTICLE XLVI.

                              Closing Deliveries

            Section 46.01 Sellers' Deliveries. At the Closing, in addition to any other documents or agreements required under this Agreement, the Sellers shall deliver or cause to be delivered to the Purchaser the following:

            (a) Stock certificates evidencing the Shares duly endorsed in blank, or accompanied by stock powers duly executed in blank, in a form reasonably satisfactory to the Purchaser.

            (b) Copies of all consents and approvals obtained, and all registrations, qualifications, declarations, filings and notices made, by the Sellers pursuant to Section 4.01(b) hereof.

            (c) All records, documents and files of the Company including, without limitation, all minute books, stock records and internal accounting records.

            (d) Such other documents, assignments, instruments of conveyance and certificates as reasonably may be required by the Purchaser to consummate this Agreement and the transactions contemplated hereby.

            Section 46.02 Purchaser's Deliveries. At the Closing, in addition to any other documents or agreements required under this Agreement, the Purchaser shall deliver to the Sellers the Stock in accordance with the instructions of Sellers, together with. such other documents as reasonably may be required by the Sellers to consummate this Agreement.

                                ARTICLE XLVII.

                 Survival of Representations; Indemnification

            Section 47.01 Survival of Representations. The parties agree that, notwithstanding any right or ability of the Purchaser fully to investigate the affairs of the Company, any knowledge of facts determinable by the Purchaser pursuant to such investigations or right of or ability to investigate, the Purchaser has the right to rely fully upon the representations, warranties, covenants and agreements of the Sellers contained in this Agreement and on the accuracy of any schedule, exhibit, document or certificate annexed hereto. All representations and warranties of the parties contained herein shall survive the Closing until the expiration of the time periods set forth in Section 6.04.

            Section 47.02 Indemnification by the Sellers.

            (a) Subject to the provisions of this Article VI, each Seller shall indemnify and hold harmless the Company, the Purchaser and their affiliates and the officers, partners, directors, employees, agents, owners, successors and assigns thereof from such Seller's Allocable Portion of any loss, damage, liability or expense, including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses incurred in connection with any action, suit or proceeding against any thereof ("Adverse Consequence") incurred or suffered by such party and arising out of or resulting from (i) any material breach of any representation or warranty contained in Article II of this Agreement (provided, however, that the Sellers shall not be deemed to have breached the provisions of Section 2.01(g) unless the Sellers are also liable to the Purchaser under Section 10b-5 of the Securities Exchange Act of 1934 or Section 12(2) of the Securities Act of 1933), (ii) any material breach of any covenant made by Sellers hereunder, or (iii) any lawsuit or other proceeding or claim brought by any third party after the Closing against the Company, the Purchaser, or any of their respective officers, partners, directors, employees, agents, owners, successors and assigns with respect to any acts or omissions of the Company prior to the Closing For purposes of this Section 6.02(a), the term "material" means a breach which would have a material adverse effect on the Company's business, taken as a whole. The term "Allocable Portion" with respect to a Seller means the number of Shares owned by such Seller divided by the number of Shares owned by all Sellers.

            (b) Anything to the contrary contained herein notwithstanding, in the event of liability of any or all the Sellers to the Purchaser under this Article VI, the Sellers may discharge such liability by transferring to the Purchaser shares of Stock which shall be deemed to have a value per share equal to the average public trading price of the Purchaser's common stock during the 20 trading days prior to such transfer, but not less than $1 per share.

            Section 47.03 Indemnification by the Purchaser. The Purchaser shall indemnify and hold Sellers harmless from any loss, damage, liability or expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses) in connection with any action, suit or proceeding brought against Sellers, either jointly or severally, incurred or suffered by Sellers and arising out of or resulting from (i) any breach of any representation, warranty, or covenant made by the Purchaser hereunder, or (ii) any lawsuit or other proceeding or claim brought by a third party after the Closing against one or more of the Sellers with respect to any acts or omissions of the Purchaser or the Company after the Closing.

            Section 47.04 Time Periods. The indemnification obligations under this Article VI shall continue for the periods specified below and shall terminate with the expiration of such respective periods:

            (a) as to representations and warranties set forth in Section 2.01(f), such representations and warranties shall survive the Closing indefinitely;

            (b) as to representations and warranties set forth in Section 2.02(i), until the lapse of the statute of limitations applicable to the matters described therein;

            (c) as to all other representations and warranties and breaches of any other covenant or undertaking, for two (2) years after the Closing Date.

Any claim or demand against any Sellers or the Purchaser of which notice has been given pursuant to Section 6.06 at or prior to the expiration of the related period shall continue to be subject to indemnification hereunder notwithstanding the expiration of such period.

            Section 47.05 Notice Claim. Purchaser, on the one hand, and each of the Sellers, on the other hand, shall promptly notify the other of any claim, suit or demand of which the notifying party has actual knowledge which entitles it to indemnification under this Article VI, provided, however, that the delay or failure of any party required to provide such notification shall not affect the liability of the indemnifying party hereunder except to the extent the indemnifying party is harmed by such delay or failure.

            Section 47.06 Defense. If the liability or claim for which indemnification under this Article VI is sought is asserted by a third party, the indemnifying party shall have, at its election, the right to defend any such matter at its sole cost and expense through counsel chosen by it and reasonably acceptable to the indemnified party (provided that the indemnifying party shall have no such right if it is contesting its liability under this Article VI). If the indemnifying party so undertakes to defend, the indemnifying party shall promptly notify the indemnified party hereto of its intention to do so. The indemnifying party shall not, without the indemnified party's written consent, settle or compromise any claim or consent to an entry of judgment which does not include as an unconditional term thereof a release of the indemnified party.

            Section 47.07 Cooperation and Conflicts. Each party agrees in all cases to cooperate with the indemnifying party and its counsel in the defense of any such liabilities or claims. The indemnifying party and the indemnified party or parties may be represented by the same counsel unless such representation would be inappropriate due to conflicts of interest between them. In addition, the indemnified party or parties shall at all times be entitled to monitor and participate in such defense through the appointment of counsel of its or their own choosing, at its or their own cost and expense.

                                 ARTICLE XLVIII.

                                  Miscellaneous

            Section 48.01 Waiver. Any extension or waiver with respect to any agreement or condition contained herein or the breach thereof shall be valid only if set forth in a separate instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any such rights.

            Section 48.02 Further Assurances. The Sellers jointly and severally agree, without further consideration, to execute and deliver following the Closing such other instruments of transfer and take such other action as the Purchaser may reasonably request in order to put the Purchaser in possession of, and to vest in the Purchaser, good and valid title to the Shares free and clear of any Encumbrances in accordance with this Agreement and to otherwise consummate the transactions contemplated by this Agreement.

            Section 48.03 Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties hereto with regard to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements and understandings, oral or written, among the parties hereto with respect to such subject matter. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived only with the written consent of the parties hereto.

            Section 48.04 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law, rule or regulation or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

            Section 48.05 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally, mailed by first- class mail, postage prepaid, or sent by reputable overnight courier service addressed (a) if to the Purchaser, at the Purchaser's address set forth on Section 1.02 hereto or at such other address as such Purchaser shall have furnished to the Sellers by 10 days' notice in writing, with a copy to (b) if to any Sellers, at the addresses set forth on Exhibit B hereto, or such other address as such Sellers shall have furnished to the Purchaser by 10 days' notice in writing.

            Section 48.06 Expenses. All costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and consummation of the transactions contemplated hereby shall be paid by the party incurring such costs and expenses; however, the Company shall pay, at the Closing, the legal fees and disbursements of legal counsel to the Sellers and the Purchaser shall pay for the audit of the Company.

            Section 48.07 Governing Law; Jurisdiction. This Agreement shall be governed in all respects by the laws of the State of California without application of principles of conflicts of laws. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in any state or federal court located in the State of California, County of Los Angeles, and each of the parties consents to the jurisdiction of such courts in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

            Section 48.08 Benefit of Agreement; Assignment. This Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. This Agreement may not be assigned by operation of law or otherwise by the Purchaser without the express written consent of the Sellers (which consent may be granted or withheld in the sole discretion of the Sellers). Notwithstanding the foregoing, this Agreement and the rights hereunder may be (i) assigned as collateral security to any lender of funds to the Company, and (ii) assigned by the Purchaser after the Closing to the beneficial owners of the Purchaser or to any subsequent purchaser or other holder of all or a portion of the Shares, provided that in no event shall the Purchaser be relieved from its obligations hereunder in connection with any such assignment.

            Section 48.09 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY OR AGAINST IT ON ANY MATTERS WHATSOEVER, IN CONTRACT OR IN TORT, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

            Section 48.10 Titles and Subtitles. The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            Section 48.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            Section 48.12 Representation Disclaimer. Sellers shall not be deemed to have made to Purchaser any representation or warranty other than as expressly made by Sellers in Article II hereof. Without limiting the generality of the foregoing, and notwithstanding any otherwise express representations and warranties made by Sellers in Article II hereof, Seller makes no representation or warranty to Purchaser with respect to:

            (a) any projections, estimates or budgets heretofore delivered to or made available to Purchaser of future revenues, expenses or expenditures or future results of operations; or

            (b) except as expressly covered by a representation and warranty contained in Article II hereof, any other information or documents (financial or otherwise) made available to Purchaser or its counsel, accountants or advisers with respect to the Company.

            Section 48.13 Purchaser's Due Diligence Investigation. Purchaser has had over 60 days (such period, "Purchaser's Due Diligence Period") in which to conduct its confirmatory due diligence. During such Purchaser's Due Diligence Period, Purchaser and its accountants, consultants, and advisers have been permitted to review the premises, facilities, books and records and contracts of the Company, and to conduct interviews with the Company's senior management regarding the business, operations, financial condition and results of operations of the Company, for the purpose of confirming the accuracy of the representations and warranties of Sellers contained herein. Purchaser had the right, at any time during the Purchaser's Due Diligence Period, at Purchaser's sole discretion and without any liability or obligation, to terminate all negotiations with the Sellers, except for the Purchaser's obligation to pay for an audit of the Company.

            Section 48.14 Sellers' Due Diligence Investigation. Sellers have had over 60 days (such period, "Sellers' Due Diligence Period") in which to conduct its confirmatory due diligence. During such Sellers' due diligence period, Sellers and their accountants, consultants, and advisers were permitted to review the premises, facilities, books and records and contracts of the Purchaser, and to conduct interviews with the Purchaser's senior management regarding the business, operations, financial condition and results of operations of the Company, for the purpose of confirming the accuracy of the representations and warranties of Purchaser contained herein. Sellers had the right, at any time during the Sellers' Due Diligence Period, at Sellers' sole discretion and without any liability or obligation, to terminate all negotiations with the Purchaser.

           Section 48.15 Press Releases and Public Announcements. No party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the Purchaser and the Sellers; provided, however, that any party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing party will use its efforts to advise the other parties prior to making the disclosure).

           Section 48.16 Holding Period. The Purchaser agrees that, for purposes of Securities and Exchange Commission Rule 144, the holding period with respect to all shares of Purchaser common stock delivered to the Sellers under this Agreement, whether pursuant to conversion of shares of Preferred Stock or otherwise, commences on the date of the Closing and that upon the expiration of one year thereafter (or any shorter period included in any amendment to Section (d) of Rule 144), upon compliance with the other requirements of Rule 144, as amended, such shares may be publicly sold. Upon the expiration of two years after the Closing (or any shorter period included in any amendment to Section (k) of Rule 144), the Purchaser shall remove all restrictive legends from certificates evidencing shares of Preferred Stock and common stock issued upon the conversion thereof.


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


      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth in the heading hereof.

                           Thaon Communications, Inc.


                                    By:________________________________
                                       Prime Time Distribution, Inc.


                                    ------------------------------------
                                    Adam Anthony


                                    ------------------------------------
                                    Mark Jones


                                    ------------------------------------
                                    Richard Anthony


                                    ------------------------------------
                                    Chuck Cody


                                    ------------------------------------
                                    Steve Ohlund



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